UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356

Franklin California Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
June 30, 2015

Franklin California Tax-Free Trust

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Focus on Investment Excellence

At the core of our firm, you’ll find multiple independent investment teams—each with a focused area of expertise—from traditional to alternative strategies and multi-asset solutions. And because our portfolio groups operate autonomously, their strategies can be combined to deliver true style and asset class diversification.

All of our investment teams share a common commitment to excellence grounded in rigorous, fundamental research and robust, disciplined risk management. Decade after decade, our consistent, research-driven processes have helped Franklin Templeton earn an impressive record of strong, long-term results.

Global Perspective Shaped by Local Expertise

In today’s complex and interconnected world, smart investing demands a global perspective. Franklin Templeton pioneered international investing over 60 years ago, and our expertise in emerging markets spans more than a quarter of a century. Today, our investment professionals are on the ground across the globe, spotting investment ideas and potential risks firsthand. These locally based teams bring in-depth understanding of local companies, economies and cultural nuances, and share their best thinking across our global research network.

Strength and Experience

Franklin Templeton is a global leader in asset management serving clients in over 150 countries.1 We run our business with the same prudence we apply to asset management, staying focused on delivering relevant investment solutions, strong long-term results and reliable, personal service. This approach, focused on putting clients first, has helped us to become one of the most trusted names in financial services.

1. As of 12/31/14. Clients are represented by the total number of shareholder accounts.

Not FDIC Insured | May Lose Value | No Bank Guarantee

Contents

Annual Report
State Update and Municipal Bond
Market Overview	3
Franklin California Insured
Tax-Free Income Fund	5
Franklin California Intermediate-Term
Tax-Free Income Fund	12
Franklin California Tax-Exempt
Money Fund	19
Financial Highlights and
Statements of Investments	22
Financial Statements	49
Notes to Financial Statements	52
Report of Independent Registered
Public Accounting Firm	61
Tax Information	62
Board Members and Officers	63
Shareholder Information	68

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1

Annual Report

State Update and Municipal Bond Market Overview

California’s large, diverse economy strengthened during the Fund’s fiscal year. Employment grew at a faster rate than the nation’s, with widespread gains, particularly in key services sectors such as professional and business services and education and health services. These gains helped lead the state’s unemployment rate to decline from 7.6% in May 2014 to a seven-year low of 6.3% in April 2015.1 After rising slightly in May, California’s unemployment rate ended the period at 6.3%, compared with the 5.3% national average.1 The real estate market strengthened as existing home sales and prices increased, notably in the San Francisco area, and issuance of residential and non-residential building permits also increased. The state’s economic advantages included prominent universities and businesses in innovative sectors, which helped attract venture capital. California’s average personal income grew faster than the national average.

The state closed fiscal year 2014 (ended June 30) with a positive general fund cash balance for the first time since 2007, resulting from greater-than-projected tax revenues. The enacted fiscal year 2015 budget assumed continued economic recovery and steady revenue gains. Furthermore, it was designed to make additional payments to budgetary debt, fully pay off economic recovery bonds initially issued in response to the 2003–2004 budget crisis, and leave a sizable general fund balance to be used largely for the state’s rainy day fund. In September 2014, the state made a deposit to the budget stabilization account for the first time in several years. After the governor’s fiscal year 2016 budget proposal was released in January, California’s economy strengthened and revenues surged, prompting revisions to fiscal years 2015 and 2016 revenue estimates. The revised budget proposal, which was enacted in June, increased general fund spending for K-12 schools and community colleges, created the first-ever Califor-nia earned income credit to assist the state’s lowest income workers, maintained California undergraduate students’ current tuition levels for two more years, provided health care and other safety net services to currently undocumented immigrants who gain permanent residence, and increased funding to address the impacts of a severe drought. Additionally, the revised budget allocated the projected windfall from capital gains tax collections to pay down the state’s debt liabilities and make an additional deposit to the rainy day fund.

California’s net tax-supported debt was $2,407 per capita and 5.1% of personal income, compared with the $1,012 and 2.5% national medians.2 Independent credit rating agency Moody’s Investors Service assigned California’s general obligation bonds an Aa3 rating with a stable outlook.3 The rating and outlook reflected Moody’s view of the state’s rapidly improving financial position, high but declining debt, adjusted net pension liability ratios that were close to the state median, strong liquidity and robust employment growth. Additionally, Moody’s cited the state’s large and diverse economy, high wealth, significant improvement in budget deficits and governance improvement that led to on-time budget enactments in recent years. However, Moody’s noted some challenges, including California’s highly volatile revenue structure, two-thirds majority requirement to raise taxes that make it difficult to respond to revenue volatility, lack of significant reserves to cushion state finances from future downturns, and the continued impact of past reliance on deficit borrowing and other one-time solutions to resolve prior years’ budgetary gaps.

Despite more than $350 billion in issuance during the 12 months ended June 30, 2015,4 municipal bonds performed well as evidenced by the +3.00% total return of the Barclays Municipal Bond Index, which tracks investment-grade municipal securities.5 In comparison, the Barclays U.S. Treasury Index posted a +2.31% total return for the same period.5 The municipal bond market benefited from a combination of healthy positive cash flows and a large number of bonds that were redeemed during the period. In the municipal bond market, $332 billion in bonds were either called or matured, which brought net new issuance to just $21 billion for the reporting period.4

1. Source: Bureau of Labor Statistics.
2. Source: Moody’s Investors Service, State Debt Medians 2015: Total Debt Falls for First Time in Almost 30 Years, 6/24/15.
3. This does not indicate Moody’s rating of the Fund.
4. Source: Goldman Sachs Securities Division, Bloomberg.
5. Source: Morningstar.
See www.franklintempletondatasources.com for additional data provider information.

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STATE UPDATE AND MUNICIPAL BOND MARKET OVERVIEW

October 2014 marked the end of the Federal Reserve Board’s (Fed’s) bond buying program, which began in 2009. In sharp contrast to 2013 when the Fed changed the extent of its bond buying program, the Fed was consistent with tapering and ended the program during the reporting period, which seemed to reduce financial market volatility. Confidence in an orderly tapering led investors to purchase municipal securities through municipal bond mutual funds. According to the Investment Company Institute, municipal bond fund flows were positive for the reporting period. Furthermore, as a result of investor confidence, bonds with longer maturities generally outperformed bonds with shorter maturities. In addition, bonds with lower ratings generally outperformed those with higher ratings.

For most of the reporting period, the economy grew moderately, amid continued manufacturing and services sector expansion, but it slowed during 2015’s first quarter, resulting largely from harsh weather, labor disruptions and reduced business and government spending. The national unemployment rate declined from 6.1% in June 2014 to 5.3% in June 2015, while inflation remained benign.1 Of the Fed’s two mandates, facilitating maximum employment and controlling inflation, the Fed has appeared to be more concerned with the former, seeking to foster greater economic growth. In the Fed’s March policy statement, Fed Chair Janet Yellen removed the word “patient” in relation to raising the target rate. Despite removing this word, the Fed reaffirmed its commitment to keeping interest rates lower than what it views as normal and kept its target rate at 0%–0.25%.

On June 28, 2014, Puerto Rico Governor Alejandro Garcia Padilla signed into law the Public Corporation Debt Enforcement and Recovery Act. By virtue of its status as a U.S. territory, Puerto Rico, as well as its public agencies, corporations and cities, is not currently eligible to file for bankruptcy under chapter 9 of the U.S. Bankruptcy Code. The governor’s stated intent for this law was to provide an organized, legal framework for Puerto Rico’s public corporations to restructure their debt should they become insolvent. With passage of the act, the market anticipated a significant likelihood that at least one of Puerto Rico’s public corporations would file for bankruptcy under the new act. Franklin Templeton Investments joined in a lawsuit filed in Puerto Rico challenging the constitutionality of the act.

In addition, Franklin Templeton is a member of a creditors committee made up of bondholders of the Puerto Rico Electric Power Authority (PREPA) with the goal of achieving a negotiated market-based, long-term solution to PREPA’s liquidity and structural issues.

On February 6, 2015, a federal judge ruled that Puerto Rico’s Public Corporation Debt Enforcement and Recovery Act was unconstitutional. The ruling prompted independent credit rating agencies Standard & Poor’s (S&P), Moody’s and Fitch Ratings to further lower Puerto Rico’s general obligation debt rating, which was already below investment grade. Correspondingly, ratings on several other Puerto Rico credits were cut. With further uncertainty regarding Puerto Rico’s financial position and its potential effect on other Puerto Rico bonds, S&P reduced Puerto Rico credit ratings again in April, as did Moody’s in May. The uncertainty arising from the court actions led to price volatility among several Puerto Rico municipal bond issues.

Puerto Rico appealed the ruling on February 10, 2015, and a hearing was held in May 2015. Shortly after the end of the reporting period, the U.S. Court of Appeals in Boston agreed with the federal judge and refused Puerto Rico’s bid to reinstate its restructuring law.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

4 | Annual Report

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Franklin California Insured Tax-Free Income Fund

We are pleased to bring you Franklin California Insured Tax-Free Income Fund’s annual report for the fiscal year ended June 30, 2015. The Fund closed to all new investments (other than reinvestment of dividends or capital gain distributions) at the close of market on March 1, 2013.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in insured municipal securities that pay interest free from such taxes.1,2

Credit Quality Breakdown*
6/30/15
% of Total
Ratings	Long-Term Investments
AAA	8.11%
AA	73.65%
A	5.90%
BBB	7.00%
Refunded	3.57%
Not Rated	1.77%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest).
The Below Investment Grade category consists of bonds rated below BBB-. The
Refunded category generally consists of refunded bonds secured by U.S. govern-
ment or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $12.79 on June 30, 2014, to $12.96 on June 30, 2015. The Fund’s Class A shares paid dividends totaling 52.36 cents per share for the same period.3 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.70%, based on an annualization of June’s 4.17 cent per share dividend and the maximum offering price of $13.54 on June 30, 2015. An investor in the 2015 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.52% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.
3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 25.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Dividend Distributions*
7/1/14–6/30/15
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
July	4.51	3.91	4.61
August	4.51	3.91	4.61
September	4.51	3.90	4.61
October	4.43	3.82	4.53
November	4.43	3.82	4.53
December	4.43	3.81	4.54
January	4.41	3.79	4.52
February	4.31	3.69	4.42
March	4.31	3.68	4.44
April	4.17	3.54	4.30
May	4.17	3.54	4.30
June	4.17	3.57	4.26
Total	52.36	44.98	53.67

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Portfolio Breakdown
6/30/15
% of Total
Long-Term Investments*
General Obligation	29.6%
Transportation	14.4%
Hospital & Health Care	12.9%
Utilities	11.5%
Subject to Government Appropriations	10.7%
Tax-Supported	9.4%
Refunded	6.5%
Higher Education	2.6%
Other Revenue	1.4%
Housing	1.0%

*Does not include short-term investments and other net assets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. Based on the combination of our value-oriented philosophy of investing primarily for income and a positively sloping municipal yield curve, in which interest rates for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Since the 2008 financial crisis, insurance penetration in the municipal bond market has greatly decreased, with fewer qualified bond insurers (rated BBB or better) offering insurance on new issues of municipal securities. These circumstances led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers, thereby concentrating the insurance company credit risk with respect to securities in the Fund’s portfolio among fewer municipal bond insurers. Accordingly, effective at the close of the market on March 1, 2013, the Fund was closed to all new investments (other than reinvestment of dividends or capital gain distributions).

Thank you for your continued participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	6/30/14	Change
A (FRCIX)	$12.96	$12.79	+$0.17
C (FRCAX)	$13.15	$12.96	+$0.19
Advisor (FZCAX)	$12.98	$12.81	+$0.17

Distributions[1] (7/1/14–6/30/15)
Dividend
Share Class	Income
A	$0.5236
C	$0.4498
Advisor	$0.5367

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 6/30/15

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.61%
1-Year	+5.47%	+0.97%
5-Year	+32.53%	+4.87%
10-Year	+55.32%	+4.05%
C			1.16%
1-Year	+4.96%	+3.96%
5-Year	+28.96%	+5.22%
10-Year	+47.04%	+3.93%
Advisor[5]			0.51%
1-Year	+5.56%	+5.56%
5-Year	+33.21%	+5.90%
10-Year	+56.49%	+4.58%

		Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Distribution Rate[6]	Distribution Rate[7]	Standardized Yield[8]	Standardized Yield[7]
A	3.70%	7.52%	2.12%	4.31%
C	3.26%	6.63%	1.66%	3.38%
Advisor	3.94%	8.01%	2.30%	4.68%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securi-
ties that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of
Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +53.66% and +6.66%.
6. Distribution rate is based on an annualization of the respective class’s June dividend and the maximum offering price (NAV for Classes C and Advisor) per share on
6/30/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 6/12/15 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
8. The 30-day standardized yield for the 30 days ended 6/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
A
Actual	$1,000	$1,008.70	$2.99
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.01
C
Actual	$1,000	$1,005.70	$5.72
Hypothetical (5% return before expenses)	$1,000	$1,019.09	$5.76
Advisor
Actual	$1,000	$1,009.20	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,022.32	$2.51

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.60%; C: 1.15%; and Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin California Intermediate-Term Tax-Free Income Fund

This annual report for Franklin California Intermediate-Term Tax-Free Income Fund covers the fiscal year ended June 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of three to 10 years.

Credit Quality Breakdown*
6/30/15
% of Total
Ratings	Long-Term Investments
AAA	17.30%
AA	50.37%
A	16.55%
BBB	8.79%
Below Investment Grade	0.93%
Refunded	3.10%
Not Rated	2.96%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the port-
folio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest).
The Below Investment Grade category consists of bonds rated below BBB-. The
Refunded category generally consists of refunded bonds secured by U.S. govern-
ment or other high-quality securities. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents (defined as bonds with stated maturities, or redemption features, of seven days or less), as well as short-term bonds (defined as bonds maturing in more than seven days but less than one year), are excluded from this breakdown.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.02 on June 30, 2014, to $12.01 on June 30, 2015. The Fund’s Class A shares paid dividends totaling 35.04 cents per share for the same period.2 The Performance Summary beginning on page 14 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.76%, based on an annualization of June’s 2.83 cent per share dividend and the maximum offering price of $12.29 on June 30, 2015. An investor in the 2015 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 5.61% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Dividend Distributions*
7/1/14–6/30/15
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
July	3.04	2.50	3.14
August	3.04	2.50	3.14
September	2.99	2.43	3.10
October	2.93	2.37	3.04
November	2.93	2.37	3.04
December	2.93	2.36	3.03
January	2.93	2.36	3.03
February	2.88	2.31	2.98
March	2.88	2.30	3.00
April	2.83	2.25	2.95
May	2.83	2.25	2.95
June	2.83	2.30	2.93
Total	35.04	28.30	36.33

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since divi-
dends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S.
investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 36.

12 | Annual Report

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Portfolio Breakdown
6/30/15
% of Total
Long-Term Investments*
Utilities	24.1%
General Obligation	17.8%
Tax-Supported	16.4%
Subject to Government Appropriations	12.9%
Transportation	8.0%
Higher Education	6.8%
Hospital & Health Care	6.8%
Refunded	3.9%
Other Revenue	2.0%
Housing	1.3%

*Does not include short-term investments and other net assets.

Manager’s Discussion

Consistent with our strategy, we sought to remain invested in bonds that maintain an average weighted maturity of three to 10 years. We believe our conservative, buy-and-hold investment strategy can help us achieve relatively high, current, tax-free income for shareholders.

Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. After Puerto Rico enacted legislation in June 2014 related to bankruptcy protection for public corporations, Standard & Poor’s, Moody’s Investors Service and Fitch downgraded ratings of Puerto Rico and many of its public corporations and authorities, which were already below investment grade. In February 2015, after a federal judge ruled the legislation unconstitutional, the rating agencies downgraded Puerto Rico’s general obligation bond rating even further. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as they are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience volatility during the reporting period.

Thank you for your continued participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Performance Summary as of June 30, 2015

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	6/30/15	6/30/14		Change
A (FKCIX)	$12.01	$12.02	-$	0.01
C (FCCIX)	$12.06	$12.06		$0.00
Advisor (FCRZX)	$12.04	$12.04		$0.00

Distributions[1] (7/1/14–6/30/15)
Dividend
Share Class	Income
A	$0.3504
C	$0.2830
Advisor	$0.3633

14 | Annual Report

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Performance as of 6/30/15

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

	Cumulative	Average Annual	Total Annual
Share Class	Total Return[2]	Total Return[3]	Operating Expenses[4]
A			0.63%
1-Year	+2.84%	+0.49%
5-Year	+24.41%	+4.00%
10-Year	+47.63%	+3.73%
C			1.18%
1-Year	+2.34%	+1.34%
5-Year	+21.15%	+3.91%
10-Year	+39.98%	+3.42%
Advisor[5]			0.53%
1-Year	+3.02%	+3.02%
5-Year	+25.07%	+4.58%
10-Year	+48.90%	+4.06%

		Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Distribution Rate[6]	Distribution Rate[7]	Standardized Yield[8]	Standardized Yield[7]
A	2.76%	5.61%	1.66%	3.38%
C	2.29%	4.66%	1.15%	2.34%
Advisor	2.92%	5.94%	1.79%	3.64%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

16 | Annual Report

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
5. Effective 10/31/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 10/31/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 10/31/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were
+44.68% and +5.70%.
6. Distribution rate is based on an annualization of the respective class’s June dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 6/30/15.
7. Taxable equivalent distribution rate and yield assume the published rates as of 6/12/15 for the maximum combined effective federal and California personal income tax rate of 50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
8. The 30-day standardized yield for the 30 days ended 6/30/15 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
9. Source: Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Barclays Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
10. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
A
Actual	$1,000	$999.20	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
C
Actual	$1,000	$997.20	$5.84
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor
Actual	$1,000	$1,000.60	$2.63
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

18 | Annual Report

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Franklin California Tax-Exempt Money Fund

This annual report for Franklin California Tax-Exempt Money Fund covers the fiscal year ended June 30, 2015.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes as is consistent with prudent investment management and preservation of capital and liquidity.1 The Fund’s portfolio invests at least 80% of its total assets in securities that pay interest free from such taxes. The Fund tries to maintain a stable $1.00 share price.

An investment in the Fund is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance Overview

In an effort to promote continued economic recovery, the Federal Reserve Board (Fed) held short-term interest rates at a historically low level during the 12-month period under review, which affected money market portfolio yields. As a result, Franklin California Tax-Exempt Money Fund’s seven-day effective yield was unchanged at 0.00% from June 30, 2014, through June 30, 2015.

Performance data represent past performance, which does not guarantee future results. Investment return will fluctuate. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Portfolio Breakdown
6/30/15
% of Total
Investments
Variable Rate Notes	94.7%
Notes and Bonds	3.0%
Tax-Exempt Commercial Paper	2.3%

Investment Strategy

Under normal market conditions, we invest at least 80% of the Fund’s total assets in high-quality, short-term municipal securities whose interest is free from federal and California state personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Performance Summary[1]
Symbol: FCLXX
6/30/15
Seven-day effective yield[2]	0.00%
Seven-day annualized yield	0.00%
Seven-day annualized yield (without waiver)	-0.51%
Taxable equivalent yield[3]	0.00%
Total annual operating expenses[4]	0.53%

1. The Fund has a voluntary fee waiver that may be modified or discontinued at any time, and without further notice. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
There is no guarantee the Fund will be able to avoid a negative yield.
2. Seven-day effective yield assumes the compounding of daily dividends, if any.
3. Taxable equivalent yield assumes the published rates as of 6/12/15 for the maximum combined effective federal and California personal income tax rate of
50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
4. The figure is as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figure shown.
Annualized and effective yields are for the seven-day period ended 6/30/15.
The Fund’s average weighted life and average weighted maturity were each 14 days. Yield reflects Fund expenses and fluctuations in interest rates on portfolio investments.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on
Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 47.

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FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

Manager’s Discussion

During the period under review, short-term municipal bond yields remained relatively low as the Federal Open Market Committee kept rates unchanged, maintaining the federal funds target rate in a range of 0% to 0.25% and the discount rate at 0.75%. In addition, the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA rate), a weekly high-grade index of variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, also stayed relatively low during the 12-month period. The SIFMA rate ranged from a low of 0.02%, which occurred initially on January 7, 2015, and remained at that level for the next 13 consecutive weeks, to a high of 0.11%, reached initially on April 29, 2015, and recurring two other times.2 The SIFMA rate ended the period at 0.07%.2

During the reporting period, variable rate demand note (VRDN) issuance was extremely low compared to recent years, and demand for well-structured VRDNs supported low rates. Franklin California Tax-Exempt Money Fund continued to be very selective in purchasing what we regarded as high-quality securities. In this environment, the Fund’s yield remained at 0.00% for the fiscal year.

During the review period, the Fund participated in several issues, including Los Angeles County Tax and Revenue Anticipation Notes, Los Angeles Department of Water and Power VRDN and Sacramento Municipal Utility District VRDN.

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which is the primary rule governing the operation of money market funds, to reform the structure and operations of these funds. The amendments will require certain money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). It will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing and disclosure. Management is continuing to evaluate the impact of these rule amendments on the Fund. Compliance dates for the various amendments become effective at various dates through October 2016.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2015, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. Source: SIFMA, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

20 | Annual Report

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FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 1/1/15	Value 6/30/15	Period* 1/1/15–6/30/15
Actual	$1,000	$1,000.00	$0.20
Hypothetical (5% return before expenses)	$1,000	$1,024.60	$0.20

*Expenses are calculated using the most recent six-month annualized expense ratio, net of voluntary expense waivers, of 0.04%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Insured Tax-Free Income Fund
			Year Ended June 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.79	$12.33	$12.72	$11.76	$12.07
Income from investment operations[a]:
Net investment income[b]	0.52	0.54	0.50	0.54	0.55
Net realized and unrealized gains (losses)	0.17	0.44	(0.39)	0.96	(0.31)
Total from investment operations	0.69	0.98	0.11	1.50	0.24
Less distributions from net investment income	(0.52)	(0.52)	(0.50)	(0.54)	(0.55)
Net asset value, end of year	$12.96	$12.79	$12.33	$12.72	$11.76

Total return[c]	5.47%	8.22%	0.71%	12.96%	2.08%

Ratios to average net assets
Expenses	0.59%	0.60%	0.60%	0.60%	0.61%
Net investment income	4.00%	4.38%	3.88%	4.34%	4.63%

Supplemental data
Net assets, end of year (000’s)	$1,473,195	$1,543,271	$1,777,179	$1,884,339	$1,715,495
Portfolio turnover rate	11.87%	12.17%	15.99%	11.93%	12.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

22 | Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Insured Tax-Free Income Fund (continued)
			Year Ended June 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.96	$12.50	$12.88	$11.90	$12.21
Income from investment operations[a]:
Net investment income[b]	0.46	0.48	0.44	0.47	0.49
Net realized and unrealized gains (losses)	0.18	0.43	(0.40)	0.98	(0.32)
Total from investment operations	0.64	0.91	0.04	1.45	0.17
Less distributions from net investment income	(0.45)	(0.45)	(0.42)	(0.47)	(0.48)
Net asset value, end of year	$13.15	$12.96	$12.50	$12.88	$11.90

Total return[c]	4.96%	7.51%	0.22%	12.35%	1.49%

Ratios to average net assets
Expenses	1.15%	1.16%	1.15%	1.15%	1.16%
Net investment income	3.44%	3.82%	3.33%	3.79%	4.08%

Supplemental data
Net assets, end of year (000’s)	$188,724	$201,878	$269,209	$283,985	$234,494
Portfolio turnover rate	11.87%	12.17%	15.99%	11.93%	12.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com

The accompanying notes are an integral part of these financial statements. | Annual Report | 23

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Insured Tax-Free Income Fund (continued)
			Year Ended June 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.81	$12.35	$12.74	$11.77	$12.08
Income from investment operations[a]:
Net investment income[b]	0.54	0.55	0.52	0.55	0.56
Net realized and unrealized gains (losses)	0.17	0.44	(0.40)	0.97	(0.31)
Total from investment operations	0.71	0.99	0.12	1.52	0.25
Less distributions from net investment income	(0.54)	(0.53)	(0.51)	(0.55)	(0.56)
Net asset value, end of year	$12.98	$12.81	$12.35	$12.74	$11.77

Total return	5.56%	8.29%	0.81%	13.14%	2.17%

Ratios to average net assets
Expenses	0.50%	0.51%	0.50%	0.50%	0.51%
Net investment income	4.09%	4.47%	3.98%	4.44%	4.73%

Supplemental data
Net assets, end of year (000’s)	$50,599	$46,439	$62,163	$56,993	$41,213
Portfolio turnover rate	11.87%	12.17%	15.99%	11.93%	12.49%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

24 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2015

Franklin California Insured Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 99.1%
California 99.1%
ABAG Finance Authority for Nonprofit Corps. Insured Health Facility Revenue, Institute on Aging,
Series A, California Mortgage Insured, 5.65%, 8/15/38	$9,000,000	$9,982,170
ABAG Finance Authority for Nonprofit Corps. Revenue,
Casa de las Campanas Inc., California Mortgage Insured, 6.00%, 9/01/37	11,000,000	13,084,390
Channing House, California Mortgage Insured, 6.00%, 5/15/30	8,495,000	10,069,123
Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
Series A, AMBAC Insured,
5.25%, 10/01/21	64,660,000	69,777,839
5.45%, 10/01/25	25,000,000	27,042,000
Alhambra City Elementary School District GO, Capital Appreciation, Election of 1999, Series B,
NATL Insured, zero cpn., 9/01/27	3,035,000	1,855,538
Alisal USD, GO, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero cpn.,
8/01/32	3,355,000	1,520,654
8/01/33	3,610,000	1,548,365
2/01/34	3,345,000	1,391,353
Alvord USD, GO, Riverside County,
Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	9,070,000	9,952,783
Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	14,690,000	15,968,618
Anaheim City School District GO, Election of 2010, AGMC Insured, 6.25%, 8/01/40	7,500,000	9,169,125
Antioch USD, GO, Election of 2008, School Facilities Improvement No. 1-B, Assured Guaranty,
5.375%, 8/01/36	3,130,000	3,550,015
Atascadero USD, GO, Election of 2010, Series A, AGMC Insured, 5.00%, 8/01/40	6,235,000	6,742,280
Atwater PFA Wastewater Revenue, AGMC Insured, 6.125%, 5/01/45	4,620,000	4,995,698
Auburn PFA Wastewater Revenue, Assured Guaranty, 5.50%, 6/01/39	1,880,000	2,138,707
Auburn USD, COP, Refinancing Project,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/38	8,390,000	8,741,289
Refunding, Assured Guaranty, 5.00%, 6/01/38	1,610,000	1,654,726
Bakersfield Wastewater Revenue, Series A, AGMC Insured, 5.00%, 9/15/32	10,430,000	11,256,265
Baldwin Park RDA Tax Allocation, Refunding, AGMC Insured, 5.70%, 9/01/25	4,000,000	4,007,040
Baldwin Park USD, GO,
Capital Appreciation, Election of 2006, AGMC Insured, zero cpn., 8/01/28	5,810,000	2,916,736
Los Angeles County, Election of 2006, Refunding, BAM Insured, 5.00%, 8/01/43	5,000,000	5,471,650
Bay Area Toll Authority Toll Bridge Revenue, Series S-4, AGMC Insured, 5.125%, 4/01/48	20,000,000	21,887,000
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured,
5.75%, 8/01/36	6,200,000	7,316,620
zero cpn., 8/01/40	11,000,000	3,304,840
Berkeley USD, GO, Election of 2010, Series B, AGMC Insured, 5.375%, 8/01/35	5,090,000	5,884,956
Buckeye USD, GO, Election of 2006, AGMC Insured, Pre-Refunded, 5.00%, 8/01/32	10,705,000	10,741,290
California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges
Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33	8,460,000	10,643,864
California Municipal Finance Authority Senior Living Revenue, Pilgrim Place in Claremont, Series A,
California Mortgage Insured,
5.875%, 5/15/29	2,895,000	3,332,753
6.125%, 5/15/39	5,830,000	6,716,218
California School Facilities Financing Authority Revenue, Azusa USD, Series A, AGMC Insured,
5.00%, 8/01/32	10,000,000	11,229,200
California State Community College Financing Authority Lease Revenue,
College of the Sequoias and Kern Community College District, AGMC Insured, 5.00%,
6/01/30	2,330,000	2,585,787
College of the Sequoias and Kern Community College District, AGMC Insured, 5.125%,
6/01/35	1,250,000	1,381,038
Grossmont-Cuyamaca Palomar and Shasta-Tehama-Trinity Joint Community College District,
Series A, NATL Insured, 5.125%, 4/01/31	880,000	887,823

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue, Stanford University,
Refunding, Series U-3, 5.00%, 6/01/43	$16,245,000	$20,461,227
Series U-4, 5.00%, 6/01/43	9,775,000	12,312,003
California State GO,
NATL Insured, 6.00%, 8/01/16	210,000	210,836
NATL Insured, 6.00%, 10/01/21	65,000	65,889
Various Purpose, FGIC Insured, 5.375%, 6/01/26	1,335,000	1,362,474
California State Health Facilities Financing Authority Revenue,
Children’s Hospital Los Angeles, Refunding, Series A, AGMC Insured, 5.25%, 7/01/38	7,000,000	7,872,690
Community Development Program for Persons with Developmental Disabilities, Series A,
California Mortgage Insured, 6.25%, 2/01/26	5,000,000	6,061,750
Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25	795,000	797,258
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage
Insured, 5.00%, 7/01/34	1,000,000	1,126,390
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage
Insured, 5.00%, 7/01/39	1,450,000	1,607,456
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage
Insured, 5.00%, 7/01/44	1,160,000	1,274,770
Sutter Health, Series A, BHAC Insured, 5.00%, 11/15/42	15,000,000	15,665,700
California State Infrastructure and Economic Development Bank Revenue, Infrastructure State
Revolving Fund, Refunding, Series A, 5.00%,
10/01/40	4,015,000	4,529,161
10/01/43	1,900,000	2,132,883
California State Public School District Financing Authority Lease Revenue, Southern Kern USD,
Series B, AGMC Insured, ETM, 5.90%, 9/01/26	1,615,000	2,002,019
California State University Revenue, Systemwide, Series A, AGMC Insured, 5.00%, 11/01/33	5,000,000	5,471,050
California Statewide CDA Revenue,
Adventist Health System/West, Series B, Assured Guaranty, 5.00%, 3/01/37	16,770,000	17,865,081
Catholic Healthcare West, Series K, Assured Guaranty, 5.50%, 7/01/41	17,000,000	18,125,400
Enloe Medical Center, Series B, California Mortgage Insured, 6.25%, 8/15/28	17,215,000	19,638,183
Henry Mayo Newhall Memorial, Refunding, Series A, AGMC Insured, 5.25%, 10/01/43	3,000,000	3,301,620
Henry Mayo Newhall Memorial, Series B, AMBAC Insured, Pre-Refunded, 5.05%, 10/01/28	7,825,000	8,823,548
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	17,765,000	20,947,777
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.25%, 11/15/35	2,000,000	2,247,020
The Redwoods Project, Refunding, California Mortgage Insured, 5.125%, 11/15/35	2,000,000	2,201,700
The Redwoods Project, Refunding, California Mortgage Insured, 5.375%, 11/15/44	7,250,000	7,957,382
Refunding, Series A, California Mortgage Insured, 5.00%, 8/01/21	980,000	982,695
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	20,000,000	21,465,600
Sutter Health, Series C, AGMC Insured, 5.05%, 8/15/38	15,000,000	16,122,750
California Statewide CDA,
COP, NATL Insured, 5.00%, 4/01/18	1,900,000	1,903,591
COP, Refunding, California Mortgage Insured, 5.75%, 8/01/21	865,000	866,194
MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 5.10%, 7/20/50	10,000,000	10,330,000
MFHR, Silver Ridge Apartments, Mandatory Put 8/01/21, Series H, FNMA Insured, 5.80%,
8/01/33	2,785,000	2,787,896
Carlsbad USD, COP, Series A, Assured Guaranty, 5.00%,
10/01/34	14,000,000	15,721,580
10/01/41	3,880,000	4,318,673
Castaic USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/33	1,000,000	1,095,710
Castro Valley USD, COP, Solar Projects, AGMC Insured, 5.00%, 9/01/32	2,620,000	2,875,240

26 | Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Centinela Valley UHSD, GO, County of Los Angeles, Election of 2010, Series B, AGMC Insured,
5.00%, 8/01/50	$3,850,000	$4,186,182
Central USD, GO, Election of 2008, Series A, Assured Guaranty,
5.50%, 8/01/29	3,000,000	3,474,540
5.625%, 8/01/33	3,500,000	4,061,820
[a]Charter Oak USD, GO, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/40	5,000,000	5,497,900
Chico PFAR, Merged Redevelopment Project Area, NATL Insured, 5.125%, 4/01/24	2,790,000	2,792,065
Coachella Valley USD, GO, Capital Appreciation, Election of 2005, Series C, AGMC Insured,
zero cpn.,
8/01/36	8,000,000	2,908,720
8/01/37	8,000,000	2,748,560
8/01/40	7,500,000	2,169,300
8/01/43	10,000,000	2,550,400
College of the Sequoias Tulare Area ID No. 3 GO, Election of 2008, Series A, Assured Guaranty,
5.50%, 8/01/33	5,000,000	5,778,050
College of the Sequoias Visalia Area ID No. 2 GO, Election of 2008,
Series A, Assured Guaranty, 5.50%, 8/01/33	5,750,000	6,644,757
Series B, AGMC Insured, 5.00%, 8/01/39	3,000,000	3,356,490
Colton Joint USD, GO,
Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/42	16,365,000	4,577,127
San Bernardino and Riverside Counties, Election of 2008, Series A, Assured Guaranty, 5.375%,
8/01/34	10,665,000	12,168,018
Corona-Norco USD, GO,
Capital Appreciation, Refunding, Series B, AGMC Insured, zero cpn., 3/01/25	1,400,000	1,029,504
Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/23	2,320,000	1,847,926
Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/24	2,620,000	1,987,794
Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/25	4,655,000	3,352,252
Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/26	6,080,000	4,156,227
Election of 2006, Series B, Assured Guaranty, 5.375%, 2/01/34	12,000,000	13,401,240
Election of 2006, Series C, AGMC Insured, 5.50%, 8/01/39	7,500,000	8,651,025
Coronado CDA Tax Allocation, Community Development Project, NATL Insured, 5.375%, 9/01/26	2,700,000	2,708,667
Covina PFA Wastewater Revenue, Assured Guaranty, 5.375%, 10/01/29	6,550,000	7,471,978
Covina PFA Water Revenue, AGMC Insured, 5.50%, 10/01/40	3,500,000	4,113,620
Delano Community RDA Successor Agency Tax Allocation, Redevelopment Project Area No. 1,
Refunding, Series A, AGMC Insured, 5.00%, 9/01/38	2,260,000	2,508,690
Delano USD, COP, Refinancing Project, NATL Insured, 5.125%, 1/01/22	1,620,000	1,810,480
Desert Sands USD, COP, Financing Project, AGMC Insured, 5.75%, 3/01/24	10,000,000	11,081,700
East Bay MUD Wastewater System Revenue, Alameda and Contra Costa Counties, Refunding,
Series A, 5.00%, 6/01/35	5,440,000	6,310,400
Series A, 5.00%, 6/01/36	11,405,000	13,177,109
Series A-2, 5.00%, 6/01/38	12,060,000	14,812,936
East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding,
Series A, 5.00%,
6/01/35	14,200,000	16,458,794
6/01/36	7,355,000	8,497,820
El Monte UHSD, GO, Election of 2008, Series A, Assured Guaranty, 5.50%, 6/01/34	11,355,000	13,042,353
Elsinore Valley Municipal Water District COP, Refunding, Series A, BHAC Insured, 5.00%,
7/01/29	7,245,000	7,929,363
Escondido UHSD, COP, AGMC Insured, 5.00%,
6/01/33	3,500,000	3,788,610
6/01/37	2,500,000	2,675,650

franklintempleton.com	Annual Report | 27

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Fairfax Elementary School District GO, Election of 2010, AGMC Insured, 5.75%, 11/01/40	$2,250,000	$2,650,433
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Convertible Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24,
5.50% thereafter, 1/15/31	35,000,000	25,992,750
Convertible Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24,
5.625% thereafter, 1/15/32	37,260,000	27,473,288
Refunding, Series A, AGMC Insured, 5.00%, 1/15/42	10,000,000	10,746,100
Fort Bragg USD, GO, Election of 2008, AGMC Insured, 5.125%, 8/01/41	4,380,000	4,748,621
Fowler USD, GO,
Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/41	3,095,000	815,935
Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn., 8/01/42	3,005,000	748,756
Election of 2004, Series C, AGMC Insured, 5.25%, 8/01/39	3,555,000	4,072,395
Franklin-McKinley School District GO, Santa Clara County, Election of 2010, Series C, BAM Insured,
5.00%, 8/01/44	5,000,000	5,388,250
Fresno USD, GO, Refunding, Series C, NATL Insured, 5.90%,
2/01/20	2,065,000	2,426,829
8/01/22	3,000,000	3,574,020
Fullerton School District Financing Authority Special Tax Revenue, senior lien, Refunding, Series A,
AGMC Insured, 5.00%, 9/01/31	2,500,000	2,775,100
Fullerton School District GO, Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	3,030,000	2,422,940
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, NATL Insured, 5.00%, 9/01/24	5,000,000	5,000,750
Grossmont UHSD, GO,
Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/24	5,110,000	3,831,580
Election of 2008, Series A, AGMC Insured, 5.00%, 8/01/33	1,440,000	1,570,291
Election of 2008, Series A, AGMC Insured, 5.25%, 8/01/33	7,510,000	8,412,402
Hawthorne School District GO, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/34	1,000,000	1,116,670
Hayward USD, GO, Capital Appreciation, Election of 2008, Series A, AGMC Insured, zero cpn.,
8/01/38	9,875,000	2,258,116
Huntington Beach UHSD, COP, Adult Education Project, AGMC Insured, 5.25%, 9/01/39	2,000,000	2,236,580
Indian Wells Valley Water District COP, Refunding, Assured Guaranty,
5.125%, 10/01/32	1,690,000	1,884,620
5.25%, 10/01/39	7,590,000	8,455,564
Irvine USD Special Tax, CFD No. 01-1, Refunding, BAM Insured, 5.00%, 9/01/38	7,000,000	7,810,950
Jefferson UHSD San Mateo County GO, Refunding, Series A, NATL Insured, 6.45%,
8/01/25	3,045,000	3,767,061
8/01/29	3,075,000	3,901,960
Jurupa PFA Special Tax Revenue,
Refunding, Series A, AGMC Insured, 5.25%, 9/01/42	3,250,000	3,437,330
Series A, AGMC Insured, 5.125%, 9/01/37	4,000,000	4,236,000
Jurupa PFAR, superior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/30	4,000,000	4,458,000
Kern High School District GO, AGMC Insured, ETM, 6.625%, 8/01/15	1,400,000	1,406,328
La Habra COP, Refunding, Series A, AGMC Insured, 5.25%, 9/01/40	7,900,000	8,952,122
La Mirada RDA Tax Allocation, Merged Project Area, Refunding, Series A, AGMC Insured, 5.00%,
8/15/28	1,855,000	2,097,912
Lake Elsinore USD, COP, School Facilities Project Funding Program, AGMC Insured, 5.00%,
6/01/42	10,000,000	10,744,700
Lake Tahoe USD, GO, Election of 2008, AGMC Insured, 5.375%, 8/01/29	10,000,000	11,494,200
Lakeside USD San Diego County GO, Capital Appreciation, Election of 2008, Series B, zero cpn.,
8/01/45	11,540,000	2,942,700

28 | Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Lancaster School District GO, Capital Appreciation, Election of 1999, NATL Insured, zero cpn.,
8/01/25	$5,495,000	$3,840,291
7/01/26	5,965,000	3,974,539
Lawndale RDA Tax Allocation, Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/44	6,085,000	6,799,562
Lemon Grove School District GO, Election of 2008, Series A, Assured Guaranty, 5.125%, 8/01/33	2,100,000	2,370,144
Live Oak School District COP, Assured Guaranty,
5.50%, 8/01/29	1,245,000	1,437,676
5.875%, 8/01/34	2,270,000	2,622,690
5.875%, 8/01/39	2,750,000	3,171,410
Lodi Electric System Revenue COP, Series A, Assured Guaranty, 5.00%, 7/01/32	18,960,000	20,457,650
Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach Redevelopment
Projects, Series A, AMBAC Insured, 5.00%,
8/01/25	7,015,000	7,015,982
8/01/31	3,135,000	3,134,875
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior, Series D,
5.00%, 5/15/40	30,000,000	33,775,800
Los Angeles Mortgage Revenue, Refunding, Series I, NATL Insured, 6.50%, 7/01/22	470,000	470,362
Los Angeles USD, GO,
Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/27	5,000,000	5,390,250
Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/28	5,000,000	5,378,950
Election of 2005, Series E, AGMC Insured, 5.00%, 7/01/27	5,800,000	6,252,690
McFarland PFAR, Water and Wastewater Financing Projects, Series A, AGMC Insured, 5.00%,
10/01/40	5,115,000	5,749,465
Mendocino-Lake Community College District GO, Election of 2006, Series B, AGMC Insured,
5.125%, 8/01/41	7,500,000	8,054,925
Montebello CRDA Tax Allocation, Montebello Hills Redevelopment Project, Refunding,
NATL Insured, 5.60%, 3/01/19	2,020,000	2,027,656
Montebello USD, GO, Election of 2004, AGMC Insured, Pre-Refunded, 5.00%, 8/01/33	2,700,000	3,027,375
Monterey Peninsula USD, GO, Election of 2010, Series A, AGMC Insured, 5.75%, 8/01/41	17,500,000	20,576,325
Moorpark USD,
COP, Refunding, Assured Guaranty, 5.625%, 11/01/28	2,180,000	2,497,604
GO, Election of 2008, Capital Appreciation, Series A, Assured Guaranty, zero cpn., 8/01/32	5,870,000	2,705,307
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
7/01/23	3,200,000	4,011,072
Oak View USD, GO, AGMC Insured, 5.00%, 8/01/49	1,895,000	1,972,297
Oceanside USD, GO, Capital Appreciation, Election of 2008,
Refunding, Series A, Assured Guaranty, 5.25%, 8/01/33	5,000,000	5,566,750
Series B, AGMC Insured, zero cpn., 8/01/38	10,590,000	3,750,978
Series B, AGMC Insured, zero cpn., 8/01/39	7,860,000	2,642,768
Orange County Sanitation District Wastewater Revenue, Refunding, Series A, 5.00%, 2/01/37	5,000,000	5,737,450
Orange Special Tax, CFD No. 06-1, Del Rio Public Improvements, Refunding, AGMC Insured, 5.00%,
10/01/40	7,500,000	8,210,250
Paramount USD, GO, Los Angeles County, Election of 2006,
AGMC Insured, 5.00%, 8/01/46	11,270,000	11,815,919
BAM Insured, 5.00%, 8/01/48	2,450,000	2,598,397
Patterson Joint USD, GO, Capital Appreciation, Series A, NATL Insured, zero cpn.,
8/01/22	1,900,000	1,551,160
8/01/23	1,985,000	1,557,292
8/01/24	2,075,000	1,546,186
8/01/25	2,170,000	1,540,765
8/01/26	2,265,000	1,529,283

franklintempleton.com	Annual Report | 29

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Peralta Community College District GO, Election of 2006, Series B, AGMC Insured, Pre-Refunded,
5.00%, 8/01/24	$6,000,000	$6,523,920
Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%, 8/15/23	3,610,000	3,611,841
Perris School District COP, School Facility Bridge Funding Program, AGMC Insured, 5.50%,
9/01/34	4,000,000	4,601,160
Perris UHSD, GO, Election of 2012, Series A, AGMC Insured, 5.00%, 9/01/42	5,000,000	5,369,850
Pittsburg USD Financing Authority Revenue, Board Program, AGMC Insured, 5.50%, 9/01/46	9,980,000	11,414,026
Pleasanton USD, COP, Refunding, AGMC Insured, 5.00%, 8/01/29	4,000,000	4,455,160
Pomona USD, GO, Election of 2008,
Series A, Assured Guaranty, 5.25%, 8/01/33	5,675,000	6,444,643
Series C, AGMC Insured, 5.25%, 8/01/40	16,000,000	17,537,120
Poway RDA Tax Allocation, Paguay Redevelopment Project,
AMBAC Insured, 5.00%, 12/15/25	9,195,000	9,195,000
Refunding, NATL Insured, 5.75%, 6/15/33	2,225,000	2,225,000
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding,
Assured Guaranty, 5.875%, 8/01/37	24,000,000	27,045,840
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn.,
8/01/35	10,000,000	4,175,000
Ripon USD, GO, Election of 2012, Refunding, Series A, BAM Insured, zero cpn. to 8/01/18,
5.00% thereafter, 8/01/42	3,020,000	2,702,779
Riverside Electric Revenue, Issue D, AGMC Insured, 5.00%, 10/01/38	5,310,000	5,815,353
Rohnert Park Community Development Commission Tax Allocation Revenue, Redevelopment Project,
Series R, NATL Insured,
5.00%, 8/01/37	3,620,000	3,666,698
ETM, 5.00%, 8/01/37	1,380,000	1,448,282
Sacramento Area Flood Control Agency Special Assessment,
Consolidated, Capital AD, Refunding, Series A, Assured Guaranty, 5.00%, 10/01/32	5,000,000	5,412,100
Subordinate, Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16	295,000	296,044
Sacramento County Airport System Revenue, Senior, Series B, Assured Guaranty, 5.50%, 7/01/34	16,320,000	18,072,931
Salida Area Public Facilities Financing Agency No. 88 Special Tax, Refunding, AGMC Insured, 5.00%,
9/01/30	5,435,000	6,089,972
San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn.,
5/01/22	25,955,000	17,932,569
San Buenaventura Public Facilities Financing Authority Waste Water Revenue, Series C, 5.00%,
1/01/39	8,500,000	9,376,605
San Buenaventura Public Facilities Financing Authority Water Revenue, Series C, 5.00%, 1/01/44	8,555,000	9,358,657
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, 5.00%,
11/01/36	5,000,000	5,694,250
San Gabriel USD, GO, Capital Appreciation, Series A, AGMC Insured, zero cpn.,
8/01/26	3,530,000	2,347,379
2/01/27	1,850,000	1,195,470
San Jacinto USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/30	4,375,000	4,890,944
San Joaquin Delta Community College District GO, Election of 2004,
Capital Appreciation, Series B, AGMC Insured, zero cpn., 8/01/31	10,475,000	4,639,377
Capital Appreciation, Series B, AGMC Insured, zero cpn., 8/01/32	15,185,000	6,329,108
Series A, AGMC Insured, 5.00%, 8/01/29	520,000	521,659
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
Refunding, Series A, NATL Insured, zero cpn., 1/15/26	13,155,000	8,679,669
San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33	3,320,000	3,322,756
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%,
8/01/31	15,470,000	15,907,182

30 | Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
San Marcos School Financing Authority Lease Revenue, AGMC Insured, 5.00%, 8/15/40	$15,635,000	$17,339,840
San Marino USD, GO, Election of 2000, Series A, NATL Insured, zero cpn., 7/01/25	6,080,000	4,520,541
Sanger Financing Authority Wastewater Revenue, Fresno County, Subordinate, AGMC Insured, 5.00%,
6/15/35	2,360,000	2,574,477
6/15/43	3,225,000	3,451,556
Sanger Financing Authority Water Revenue, Fresno County, AGMC Insured, 5.00%, 6/15/43	2,930,000	3,156,518
Santa Ana USD, COP, Capital Appreciation, Financing Project, AGMC Insured, zero cpn., 4/01/24	14,245,000	10,233,181
Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B, AMBAC Insured,
Pre-Refunded, 5.125%, 2/01/41	11,545,000	12,595,249
Santa Clara Valley Transportation Authority Sales Tax Revenue, Measure A, Refunding, Series A,
5.00%, 4/01/36	1,200,000	1,374,012
Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
AMBAC Insured, 6.00%, 7/02/15	385,000	385,062
Santee School District GO, Election of 2006,
Series A, AGMC Insured, 5.00%, 8/01/31	6,845,000	7,373,571
Series B, Assured Guaranty, 5.00%, 8/01/38	1,000,000	1,095,130
Series B, Assured Guaranty, 5.00%, 8/01/48	5,250,000	5,651,520
Saugus/Hart School Facilities Financing Authority Lease Revenue, Series A, AGMC Insured, 5.00%,
9/01/35	2,000,000	2,253,660
9/01/40	1,500,000	1,664,865
Snowline Joint USD, COP, Refinancing Project, Refunding, Assured Guaranty, 5.00%, 9/01/34	13,390,000	14,937,482
Southern California Water Replenishment District Revenue COP, 5.00%, 8/01/41	10,000,000	10,864,800
Southern Mono Health Care District GO, Election of 2001, Series A, NATL Insured, zero cpn.,
8/01/28	2,340,000	1,190,218
8/01/29	2,440,000	1,160,879
8/01/30	2,550,000	1,135,719
8/01/31	2,660,000	1,117,546
Stanislaus USD, GO, Election of 2008,
Series A, Assured Guaranty, 5.625%, 8/01/33	4,140,000	4,769,197
Series B, AGMC Insured, Pre-Refunded, 5.125%, 8/01/41	3,400,000	4,040,730
Sulphur Springs USD, COP, Capital Appreciation, AGMC Insured, zero cpn. to 12/01/15,
6.50% thereafter, 12/01/37	15,000,000	17,303,550
Truckee PFA Tax Allocation Revenue, Truckee Redevelopment Project Loan, Series A, AGMC Insured,
5.00%, 9/01/30	1,255,000	1,434,465
5.375%, 9/01/37	5,000,000	5,758,650
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured,
5.375%, 5/01/33	3,185,000	3,553,345
5.50%, 5/01/38	8,305,000	9,353,589
Tustin CRDA Tax Allocation, Housing, AGMC Insured,
5.00%, 9/01/30	2,125,000	2,400,018
5.25%, 9/01/39	3,250,000	3,659,370
Union Elementary School District GO, Capital Appreciation,
Series A, NATL Insured, zero cpn., 9/01/24	2,000,000	1,480,920
Series B, NATL Insured, zero cpn., 9/01/25	5,500,000	3,894,110
Series B, NATL Insured, zero cpn., 9/01/26	5,850,000	3,946,761
University of California Revenue, Limited Project, Series D, NATL Insured, Pre-Refunded, 5.00%,
5/15/37	6,460,000	6,787,974
Val Verde USD,
COP, Refunding, Series A, Assured Guaranty, 5.125%, 3/01/36	7,020,000	7,747,132
GO, Election of 2008, Refunding, Series B, AGMC Insured, zero cpn., 8/01/34	1,000,000	816,440
GO, Riverside County, Election of 2012, Refunding, Series B, BAM Insured, 5.00%, 8/01/44	15,000,000	16,415,100

franklintempleton.com	Annual Report | 31

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Insured Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Vista RDA Successor Agency Tax Allocation, Vista Redevelopment Project, Refunding, Series B-1,
AGMC Insured, 5.00%, 9/01/37	$3,020,000	$3,346,945
Vista USD, GO, Capital Appreciation, Series A, AGMC Insured, zero cpn.,
8/01/26	7,150,000	4,632,270
2/01/27	4,795,000	3,008,431
Washington Township Health Care District Revenue, Refunding,
5.00%, 7/01/18	2,000,000	2,005,460
5.125%, 7/01/23	450,000	451,085
Weaver USD, GO, Election of 2006, Series C, AMBAC Insured, zero cpn., 8/01/47	18,685,000	3,372,456
West Contra Costa USD, GO, Contra Costa County, Refunding, Assured Guaranty, 5.25%, 8/01/29	2,500,000	2,839,050
West Hills Community College District School Facilities ID No. 3 GO, Election of 2008, Series B,
AGMC Insured, 6.50%, 8/01/41	4,000,000	4,825,680
West Kern Community College District COP, AMBAC Insured, Pre-Refunded, 5.375%, 11/01/28	5,615,000	6,097,834
West Sacramento Area Flood Control Agency Assessment Revenue, AGMC Insured, 5.00%,
9/01/40	3,000,000	3,279,600
9/01/45	7,500,000	8,153,025
Western Placer USD, COP, Refinancing Project, AGMC Insured, 5.20%, 11/01/41	1,000,000	1,066,370
Western Riverside County Water and Wastewater Finance Authority Revenue, Western Municipal
Water District Improvement, Assured Guaranty,
5.50%, 9/01/34	1,750,000	2,026,168
5.625%, 9/01/39	2,500,000	2,896,125
Wiseburn School District GO, Election of 2010,
Series A, AGMC Insured, 5.75%, 8/01/40	9,215,000	10,713,543
Series B, AGMC Insured, 5.625%, 5/01/41	10,000,000	11,548,500
Woodside Elementary School District GO, Election of 2005, NATL Insured, Pre-Refunded, 5.00%,
10/01/29	4,435,000	4,689,125
Yosemite Community College District GO, Election of 2004, Series C, AGMC Insured, 5.00%,
8/01/32	5,000,000	5,510,350
Total Municipal Bonds (Cost $1,522,807,471) 99.1%		1,697,817,902
Other Assets, less Liabilities 0.9%		14,700,237
Net Assets 100.0%		$1,712,518,139

See Abbreviations on 60.

aSecurity purchased on a when-issued basis. See Note 1(b).

32 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

		FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Intermediate-Term Tax-Free Income Fund
			Year Ended June 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.02	$11.73	$12.04	$11.30	$11.42
Income from investment operations[a]:
Net investment income[b]	0.35	0.39	0.38	0.43	0.45
Net realized and unrealized gains (losses)	(0.01)	0.28	(0.31)	0.74	(0.13)
Total from investment operations	0.34	0.67	0.07	1.17	0.32
Less distributions from net investment income	(0.35)	(0.38)	(0.38)	(0.43)	(0.44)
Net asset value, end of year	$12.01	$12.02	$11.73	$12.04	$11.30

Total return[c]	2.84%	5.81%	0.55%	10.53%	2.88%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.64%	0.64%
Net investment income	2.89%	3.28%	3.14%	3.63%	3.93%

Supplemental data
Net assets, end of year (000’s)	$888,213	$853,496	$785,196	$741,604	$589,818
Portfolio turnover rate	4.85%	15.62%	6.01%	9.95%	9.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 33

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
			Year Ended June 30,
	2015	2014	2013	2012	2011
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.06	$11.77	$12.08	$11.33	$11.45
Income from investment operations[a]:
Net investment income[b]	0.29	0.32	0.32	0.36	0.38
Net realized and unrealized gains (losses)	(0.01)	0.28	(0.31)	0.76	(0.12)
Total from investment operations	0.28	0.60	0.01	1.12	0.26
Less distributions from net investment income	(0.28)	(0.31)	(0.32)	(0.37)	(0.38)
Net asset value, end of year	$12.06	$12.06	$11.77	$12.08	$11.33

Total return[c]	2.34%	5.22%	(0.01)%	9.89%	2.40%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.19%	1.19%
Net investment income	2.34%	2.73%	2.59%	3.08%	3.38%

Supplemental data
Net assets, end of year (000’s)	$243,664	$219,197	$197,263	$173,557	$128,554
Portfolio turnover rate	4.85%	15.62%	6.01%	9.95%	9.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

34 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

		FRANKLIN CALIFORNIA TAX-FREE TRUST
			FINANCIAL HIGHLIGHTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
			Year Ended June 30,
	2015	2014	2013	2012	2011
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.04	$11.75	$12.07	$11.32	$11.44
Income from investment operations[a]:
Net investment income[b]	0.36	0.40	0.40	0.44	0.46
Net realized and unrealized gains (losses)	(—)[c]	0.28	(0.32)	0.75	(0.13)
Total from investment operations	0.36	0.68	0.08	1.19	0.33
Less distributions from net investment income	(0.36)	(0.39)	(0.40)	(0.44)	(0.45)
Net asset value, end of year	$12.04	$12.04	$11.75	$12.07	$11.32

Total return	3.02%	5.90%	0.56%	10.71%	2.98%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.54%	0.54%
Net investment income	2.99%	3.38%	3.24%	3.73%	4.03%

Supplemental data
Net assets, end of year (000’s)	$423,951	$252,663	$218,524	$160,565	$95,447
Portfolio turnover rate	4.85%	15.62%	6.01%	9.95%	9.42%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 35

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2015

Franklin California Intermediate-Term Tax-Free Income Fund
	Principal
	Amount	Value
Municipal Bonds 100.3%
California 97.4%
ABAG Finance Authority for Nonprofit Corps. Insured Senior Living Revenue, Odd Fellows Home
of California, Refunding, Series A, California Mortgage Insured, 5.00%,
4/01/23	$1,000,000	$1,182,540
4/01/24	1,000,000	1,171,750
ABAG Finance Authority for Nonprofit Corps. Revenue,
Channing House, California Mortgage Insured, 5.00%, 5/15/20	1,775,000	1,944,264
Episcopal Senior Communities, Refunding, 5.25%, 7/01/22	6,520,000	7,341,129
The Jackson Laboratory, Refunding, 5.00%, 7/01/21	1,000,000	1,142,970
The Jackson Laboratory, Refunding, 5.00%, 7/01/22	820,000	944,419
The Jackson Laboratory, Refunding, 5.00%, 7/01/23	460,000	535,215
The Jackson Laboratory, Refunding, 5.00%, 7/01/24	1,000,000	1,159,340
Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
Series A, AMBAC Insured, zero cpn., 10/01/17	10,000,000	9,543,600
Antelope Valley Community College District GO, Los Angeles and Kern Counties, Refunding,
Series A, 5.00%, 8/01/25	4,210,000	5,055,494
Arcadia USD, GO, Capital Appreciation, Election of 2006, Series A, AGMC Insured, zero cpn.,
8/01/22	4,065,000	3,077,205
Baldwin Park USD, GO, Capital Appreciation, Election of 2006, AGMC Insured, zero cpn.,
8/01/24	5,265,000	3,424,251
Banning Utility Authority Water Enterprise Revenue, Refunding and Improvement Projects,
NATL Insured, 5.00%, 11/01/21	1,080,000	1,141,171
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area,
Refunding, Series F-1, 5.00%, 4/01/22	15,000,000	17,895,300
Series F, Pre-Refunded, 5.00%, 4/01/24	3,000,000	3,103,800
Bonita Canyon Public Facilities Financing Authority Special Tax, CFD No. 98-1, Refunding,
5.00%,
9/01/26	1,000,000	1,030,660
9/01/28	2,000,000	2,061,180
Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, NATL Insured, zero cpn.,
8/01/15	4,600,000	4,597,654
8/01/16	4,670,000	4,620,918
California Community College Financing Authority Lease Revenue, Coast Community College
District, Series A, Pre-Refunded, 5.00%, 6/01/26	1,220,000	1,450,470
California Infrastructure and Economic Development Bank Revenue, Broad Museum Project,
Series A, 5.00%, 6/01/21	5,000,000	5,925,950
California State Department of Water Resources Power Supply Revenue,
Refunding, Series H, 5.00%, 5/01/22	2,155,000	2,393,386
Refunding, Series H, AGMC Insured, 5.00%, 5/01/22	5,000,000	5,557,550
Refunding, Series L, 5.00%, 5/01/22	4,440,000	5,139,655
Refunding, Series N, 5.00%, 5/01/21	10,845,000	12,872,690
Series H, AGMC Insured, 5.00%, 5/01/17	10,420,000	11,244,326
Series H, Pre-Refunded, 5.00%, 5/01/22	5,245,000	5,840,727
Series L, Pre-Refunded, 5.00%, 5/01/22	7,560,000	8,870,224
California State Department of Water Resources Water System Revenue, Central Valley Project,
Refunding, Series AE, 5.00%, 12/01/26	140,000	155,131
Refunding, Series AM, 5.00%, 12/01/23	10,000,000	12,093,300
Refunding, Series AM, 5.00%, 12/01/24	8,495,000	10,204,789
Refunding, Series AM, 5.00%, 12/01/25	5,000,000	5,982,300
Refunding, Series AS, 5.00%, 12/01/24	11,125,000	13,715,122
Refunding, Series AS, 5.00%, 12/01/25	6,130,000	7,475,841
Refunding, Series AS, 5.00%, 12/01/26	22,500,000	27,166,050
Series AE, Pre-Refunded, 5.00%, 12/01/26	4,860,000	5,425,169

36 | Annual Report franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
California State Educational Facilities Authority Revenue,
Chapman University, Refunding, 5.00%, 4/01/25	$5,000,000	$5,701,200
Stanford University, Refunding, Series U-5, 5.00%, 5/01/21	40,000,000	47,625,600
University of San Francisco, 5.00%, 10/01/21	3,000,000	3,517,410
California State GO,
5.25%, 6/01/16	515,000	525,465
Refunding, 5.00%, 2/01/22	15,000,000	17,777,400
Refunding, 5.25%, 9/01/22	16,330,000	19,765,505
Refunding, 5.00%, 10/01/22	15,785,000	18,866,074
Various Purpose, Refunding, 5.00%, 12/01/27	5,000,000	5,842,900
Various Purpose, Refunding, 5.00%, 12/01/28	5,000,000	5,806,250
California State Health Facilities Financing Authority Revenue,
Catholic Healthcare West, Series K, Pre-Refunded, 5.125%, 7/01/22	9,250,000	9,250,000
Cedars-Sinai Medical Center, Refunding, 5.00%, 11/15/19	2,000,000	2,034,960
Community Program for Persons with Developmental Disabilities, Series A, California
Mortgage Insured, 6.00%, 2/01/24	2,000,000	2,416,100
Marshall Medical Center, Refunding, California Mortgage Insured, 5.00%, 11/01/33	1,000,000	1,117,510
Providence Health & Services, Series C, Pre-Refunded, 5.75%, 10/01/19	1,440,000	1,658,246
Providence Health & Services, Series C, Pre-Refunded, 6.00%, 10/01/20	1,500,000	1,739,250
Scripps Health, Series A, 5.00%, 10/01/22	4,600,000	5,120,490
California State Infrastructure and Economic Development Bank Revenue, Infrastructure State
Revolving Fund, Refunding, Series A, 5.00%, 10/01/32	2,915,000	3,389,125
California State Municipal Finance Authority COP, Community Hospitals of Central California,
5.00%, 2/01/18	4,390,000	4,775,837
5.00%, 2/01/19	3,860,000	4,278,077
5.00%, 2/01/20	1,600,000	1,770,960
5.00%, 2/01/21	1,600,000	1,761,056
Refunding, 5.00%, 2/01/17	4,025,000	4,269,841
Refunding, 5.00%, 2/01/19	2,590,000	2,743,794
California State Municipal Finance Authority Revenue,
[a]Community Medical Centers, Series A, 5.00%, 2/01/26	2,010,000	2,279,561
[a]Community Medical Centers, Series A, 5.00%, 2/01/28	1,500,000	1,673,835
Kern Regional Center Project, Series A, 6.00%, 5/01/19	925,000	1,032,716
Kern Regional Center Project, Series A, 6.875%, 5/01/25	1,500,000	1,766,940
Loma Linda University, 5.00%, 4/01/24	1,180,000	1,257,632
South Central Los Angeles Regional Center Project, Community Impact Development,
5.25%, 12/01/27	3,990,000	4,304,412
California State Public Works Board Lease Revenue,
California State University Projects, Series B-1, 5.375%, 3/01/25	2,500,000	2,888,675
Department of Corrections and Rehabilitation, California Substance Abuse Treatment Facility
and State Prison at Corcoran, Series J, Pre-Refunded, 5.00%, 1/01/21	3,000,000	3,070,080
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series A,
5.00%, 9/01/26	10,000,000	11,800,500
Department of Corrections and Rehabilitation, Various Correctional Facilities, Series D,
5.00%, 9/01/26	6,835,000	8,065,642
Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18	1,325,000	1,329,028
Department of General Services, Buildings 8 and 9, Series A, 5.75%, 4/01/23	4,000,000	4,648,600
Department of General Services, Buildings 8 and 9, Series A, 6.00%, 4/01/24	6,605,000	7,754,534
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J,
5.50%, 11/01/25	4,725,000	5,501,743
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J,
5.50%, 11/01/26	1,000,000	1,163,030

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue, (continued)
Trustees of the California State University, Various California State University Projects,
Series D, 5.00%, 9/01/25	$2,920,000	$3,435,059
Trustees of the California State University, Various California State University Projects,
Series D, 5.00%, 9/01/26	4,650,000	5,443,476
Various Capital Projects, Series A, Sub Series A-1, 5.25%, 3/01/22	7,475,000	8,649,846
Various Capital Projects, Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	6,329,054
Various Capital Projects, Series G, Sub Series G-1, 5.00%, 10/01/20	6,405,000	7,318,801
Various Capital Projects, Series G, Sub Series G-1, 5.125%, 10/01/22	14,555,000	16,712,342
California State University Revenue, Systemwide,
Refunding, Series A, 5.00%, 11/01/25	10,000,000	11,675,300
Series A, 5.00%, 11/01/26	11,000,000	12,917,080
California Statewide CDA Revenue,
Aldersly, Refunding, Series A, 4.50%, 5/15/25	1,155,000	1,262,646
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 6.00%, 5/15/23	10,000,000	11,049,700
Enloe Medical Center, Series A, California Mortgage Insured, 5.50%, 8/15/23	3,000,000	3,379,650
Henry Mayo Newhall Memorial, Refunding, Series A, AGMC Insured, 5.00%, 10/01/26	1,000,000	1,137,760
Henry Mayo Newhall Memorial, Refunding, Series A, AGMC Insured, 5.00%, 10/01/28	1,250,000	1,401,013
Lodi Memorial Hospital, Series A, California Mortgage Insured, 5.00%, 12/01/22	8,000,000	8,761,760
Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 8/01/18	2,905,000	3,239,278
Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 2/01/19	3,035,000	3,425,999
Methodist Hospital of Southern California Project, FHA Insured, 5.50%, 8/01/19	3,075,000	3,506,484
Poway RHF Housing, Series A, California Mortgage Insured, 5.00%, 11/15/28	500,000	571,045
The Redwoods Project, Refunding, California Mortgage Insured, 5.00%, 11/15/28	1,000,000	1,142,090
Sutter Health, Series A, 5.00%, 8/15/24	2,000,000	2,350,780
Sutter Health, Series A, 5.00%, 8/15/25	4,715,000	5,498,209
Sutter Health, Series A, 5.00%, 8/15/27	7,005,000	8,001,601
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%,
10/01/19	1,000,000	1,000,540
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%,
10/01/20	1,000,000	1,000,370
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%,
10/01/21	3,000,000	3,000,450
California Statewide CDA, MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured,
4.25%, 7/20/24	3,540,000	3,857,786
Campbell USD, GO, Santa Clara County, Refunding, 5.00%, 8/01/28	3,235,000	3,846,286
Carson RDA, Tax Allocation Housing, Series A, 5.00%,
10/01/22	1,975,000	2,167,010
10/01/23	2,135,000	2,337,142
10/01/24	2,245,000	2,449,587
10/01/25	1,700,000	1,843,803
Castaic Lake Water Agency Revenue COP, Water System Improvement Project, Capital
Appreciation, AMBAC Insured, zero cpn., 8/01/22	10,445,000	8,605,009
Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No. 04-02, 5.00%,
9/02/24	970,000	970,514
Chabot-Las Positas Community College District GO, Alameda and Contra Costa Counties,
Refunding, 5.00%, 8/01/24	6,715,000	7,988,768
[a]City of Sacramento Special Tax, North Natomas CFD No. 4, Refunding, Series F, 5.00%,
9/01/26	615,000	696,549
9/01/28	1,220,000	1,360,727
9/01/29	1,555,000	1,723,235
9/01/30	1,045,000	1,153,398
9/01/31	1,800,000	1,977,156

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL Insured, zero cpn.,
8/01/17	$5,235,000	$5,134,383
Clovis Wastewater Revenue, Refunding, BAM Insured, 5.00%, 8/01/28	1,200,000	1,358,904
Clovis Water Revenue, Refunding, BAM Insured, 5.00%,
3/01/26	2,620,000	2,995,079
3/01/27	1,000,000	1,131,430
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series A, 5.00%,
8/01/25	8,275,000	8,363,211
Conejo Valley USD, GO, Election of 1998, Series C, AGMC Insured, zero cpn., 8/01/17	2,500,000	2,431,350
Contra Costa Water District Water Revenue, Contra Costa County, Refunding, Series T, 5.00%,
10/01/26	3,400,000	4,112,606
Corona-Norco USD,
COP, Series A, AGMC Insured, 5.00%, 4/15/19	1,310,000	1,475,571
COP, Series A, AGMC Insured, 5.00%, 4/15/22	1,465,000	1,673,484
GO, Capital Appreciation, Election of 2006, Series E, zero cpn. to 7/31/21, 5.30% thereafter,
8/01/25	4,645,000	4,210,739
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/24	1,565,000	1,787,387
PFA Special Tax Revenue, senior lien, Refunding, Series A, 5.00%, 9/01/25	1,000,000	1,129,000
Cupertino USD, GO, Santa Clara County,
Election of 2012, Series B, 5.00%, 8/01/26	1,285,000	1,548,849
Election of 2012, Series B, 5.00%, 8/01/27	1,500,000	1,790,505
Election of 2012, Series B, 5.00%, 8/01/28	1,000,000	1,185,670
Refunding, 5.00%, 8/01/22	1,690,000	1,971,385
Desert Sands USD,
COP, Financing Project, AGMC Insured, 5.00%, 3/01/19	2,090,000	2,284,077
GO, Election of 2001, 5.25%, 8/01/21	2,015,000	2,261,495
East Bay MUD Wastewater System Revenue, Alameda and Contra Costa Counties, Refunding,
Series A, 5.00%,
6/01/25	2,845,000	3,507,572
6/01/26	3,650,000	4,480,813
6/01/27	1,500,000	1,847,445
6/01/29	1,000,000	1,232,380
East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding,
Series A, 5.00%,
6/01/28	10,000,000	11,986,600
6/01/29	5,000,000	5,955,000
East Side UHSD Santa Clara County GO, Refunding, AGMC Insured, 5.00%,
8/01/20	2,800,000	3,269,196
8/01/21	2,140,000	2,470,330
8/01/22	3,090,000	3,539,564
Eden Township Healthcare District COP, 5.00%, 6/01/18	1,505,000	1,584,118
Fairfax School District GO, Election of 2000, Series A, NATL Insured, 5.00%, 11/01/17	370,000	383,083
Folsom PFA Special Tax Revenue,
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/23	1,005,000	1,152,373
CFD No. 7, Refunding, Series A, AGMC Insured, 5.00%, 9/01/24	1,055,000	1,211,003
Refunding, Series A, 5.00%, 9/01/19	1,000,000	1,115,510
Refunding, Series A, 5.00%, 9/01/20	1,270,000	1,430,426
Refunding, Series A, 5.00%, 9/01/21	1,335,000	1,475,642
Refunding, Series A, 5.00%, 9/01/22	1,400,000	1,534,806
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Convertible Capital
Appreciation, Refunding, Series A,
AGMC Insured, zero cpn. to 1/14/24, 5.30% thereafter, 1/15/29	19,895,000	14,738,614
zero cpn. to 1/14/24, 5.70% thereafter, 1/15/25	2,500,000	1,847,225

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Convertible Capital
Appreciation, Refunding, Series A, (continued)
zero cpn. to 1/14/24, 5.80% thereafter, 1/15/26	$3,760,000	$2,803,080
zero cpn. to 1/14/24, 5.90% thereafter, 1/15/27	6,395,000	4,805,331
Fullerthon School District Financing Authority Special Tax Revenue, senior lien, Refunding,
Series A, AGMC Insured, 5.00%,
9/01/27	1,000,000	1,139,000
9/01/28	1,040,000	1,176,552
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Series A, 5.00%, 6/01/32	5,000,000	5,631,850
Imperial Community College District GO, Refunding, AGMC Insured, 5.00%,
8/01/21	1,010,000	1,161,793
8/01/22	1,170,000	1,351,069
8/01/23	1,350,000	1,564,596
Irvine 1915 Act Special Assessment, Limited Obligation, Reassessment District No. 11-1, 5.00%,
9/02/26	500,000	516,300
Irvine USD Financing Authority Special Tax, Series A,
4.70%, 9/01/15	1,040,000	1,045,429
4.80%, 9/01/17	1,325,000	1,344,623
4.875%, 9/01/18	1,490,000	1,511,843
5.00%, 9/01/20	1,095,000	1,110,604
Jurupa PFA Special Tax Revenue,
Refunding, Series A, 5.00%, 9/01/26	1,855,000	2,125,107
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,129,940
Refunding, Series A, 5.00%, 9/01/27	1,000,000	1,142,650
Refunding, Series A, 5.00%, 9/01/28	1,025,000	1,148,861
Refunding, Series A, 5.00%, 9/01/28	1,275,000	1,431,047
Refunding, Series A, 5.00%, 9/01/29	1,155,000	1,286,243
Refunding, Series A, 5.00%, 9/01/29	530,000	592,662
Refunding, Series A, 5.00%, 9/01/30	1,510,000	1,674,817
Refunding, Series A, 5.00%, 9/01/31	1,190,000	1,310,357
Refunding, Series A, 5.00%, 9/01/32	2,505,000	2,747,284
Refunding, Series A, 5.00%, 9/01/33	2,635,000	2,880,582
Series A, AGMC Insured, 5.00%, 9/01/30	2,750,000	3,090,037
Series A, AGMC Insured, 5.00%, 9/01/33	5,000,000	5,531,500
Lake Elsinore PFA Local Agency Revenue, Refunding, 5.00%, 9/01/30	5,405,000	5,814,699
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, 6.00%, 8/01/24	1,300,000	1,483,638
Lee Lake PFAR, Special Tax, junior lien, Refunding, Series B,
5.00%, 9/01/27	1,795,000	1,903,346
5.25%, 9/01/29	1,035,000	1,107,833
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, Pre-Refunded,
5.00%, 12/01/19	5,000,000	5,095,950
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%,
11/15/17	3,950,000	4,259,522
Long Beach Marina Revenue, Alamitos Bay Marina Project, 5.00%,
5/15/27	1,285,000	1,439,932
5/15/32	1,250,000	1,345,675
Los Angeles Community College District GO, Refunding, Series A, 5.00%, 8/01/26	15,000,000	17,931,900
Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
5.00%, 8/15/20	20,000,000	22,337,800

40 | Annual Report

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FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Los Angeles County MTA Proposition A First Tier Senior Sales Tax Revenue, Refunding,
Series A, 5.00%,
7/01/26	$6,315,000	$7,589,809
7/01/27	6,630,000	7,903,623
Los Angeles County MTA Sales Tax Revenue, Proposition C,
Refunding, Series B, 5.00%, 7/01/23	5,000,000	5,959,100
Senior, Refunding, Series A, 5.25%, 7/01/23	15,000,000	17,511,900
Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects,
Refunding, Series A, 5.00%, 10/01/22	2,750,000	3,243,707
Los Angeles County Schools Pooled Financing Program COP, Compton USD, Refunding,
Series A, AGMC Insured, 5.00%,
6/01/22	1,990,000	2,283,187
6/01/23	2,080,000	2,402,338
6/01/24	1,065,000	1,236,625
Los Angeles Department of Water and Power Revenue, Power System,
Refunding, Series A, 5.00%, 7/01/25	5,135,000	6,060,276
Refunding, Series A, 5.00%, 7/01/30	10,000,000	11,595,700
Refunding, Series C, 5.00%, 7/01/27	10,000,000	11,806,800
Series D, 5.00%, 7/01/26	2,600,000	3,106,376
Series D, 5.00%, 7/01/27	2,000,000	2,361,360
Series D, 5.00%, 7/01/28	2,550,000	2,981,919
Los Angeles GO, Judgement Obligation, Series A, 5.00%, 6/01/18	5,650,000	6,262,347
Los Angeles USD,
COP, 5.00%, 12/01/20	3,830,000	4,473,287
GO, Election of 2004, Series F, FGIC Insured, Pre-Refunded, 5.00%, 7/01/21	5,975,000	6,248,237
GO, Refunding, Series A-1, 5.00%, 7/01/23	13,335,000	16,153,752
GO, Refunding, Series A-1, FGIC Insured, 5.00%, 7/01/25	6,265,000	6,265,000
GO, Refunding, Series A-2, 5.00%, 7/01/21	5,000,000	5,935,350
GO, Series D, 5.00%, 7/01/27	3,410,000	3,864,451
GO, Series I, 5.00%, 7/01/18	5,000,000	5,583,800
Los Angeles Wastewater System Revenue, Subordinate, Refunding,
Series A, 5.00%, 6/01/27	9,145,000	10,660,967
Series B, 5.00%, 6/01/28	11,700,000	13,487,526
Manteca USD Special Tax, CFD No. 1989-2, Series B, AGMC Insured, 5.00%,
9/01/22	1,000,000	1,171,350
9/01/26	1,280,000	1,464,883
Marina Joint Powers Financing Authority MFHR, Abrams B Apartments Financing, Mandatory
Put 11/15/16, FNMA Insured,
3.90%, 11/15/36	3,440,000	3,518,776
3.95%, 11/15/36	1,225,000	1,254,008
Martinez USD, GO, Election of 2010, 5.375%, 8/01/26	5,000,000	6,141,750
The Metropolitan Water District of Southern California Water Revenue, Refunding,
Series C, 5.00%, 10/01/26	8,010,000	9,442,909
Series E, 5.00%, 7/01/22	23,900,000	28,673,786
Series E, 5.00%, 7/01/23	20,000,000	24,325,800
Series E, 5.00%, 7/01/24	1,110,000	1,365,211
Montebello USD, GO, Capital Appreciation, NATL Insured, zero cpn.,
8/01/18	1,455,000	1,381,333
8/01/19	1,480,000	1,367,076
Moreno Valley USD, GO, Capital Appreciation, Refunding, NATL Insured, zero cpn., 8/01/24	7,500,000	5,638,725

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Annual Report

| 41

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Mount Diablo USD, GO, Contra Costa County, Election of 2002, Refunding, Series B-2, 5.00%,
7/01/27	$3,200,000	$3,692,160
Mount San Antonio Community College District GO, Los Angeles County, Election of 2008,
Series A, zero cpn. to 8/01/23, 5.875% thereafter, 8/01/28	6,000,000	5,197,920
Murrieta PFA Special Tax Revenue, Refunding, 5.00%,
9/01/20	1,225,000	1,386,088
9/01/22	1,495,000	1,724,602
9/01/24	1,810,000	2,067,690
9/01/25	1,000,000	1,133,360
New Haven USD, GO, Alameda County, Capital Appreciation, Refunding, AGMC Insured,
zero cpn.,
8/01/22	11,750,000	9,606,095
8/01/23	3,200,000	2,496,576
Northern California Power Agency Revenue, Geothermal Project No. 3, Series A,
5.00%, 7/01/23	2,000,000	2,259,920
5.25%, 7/01/24	2,000,000	2,279,140
Oakland USD Alameda County GO, Election of 2006, Series A, 6.50%, 8/01/23	2,200,000	2,529,252
Oxnard Financing Authority Local Obligation Special Assessment, senior lien, Special District
Bond Refinancings, Refunding, Series A, 5.00%, 9/02/26	1,040,000	1,185,943
Palm Desert Financing Authority Tax Allocation Revenue, Project Area No. 1, As Amended,
Series A, NATL Insured, 5.00%, 4/01/23	7,690,000	7,840,955
Palo Alto 1915 Act Special Assessment, Refunding and Improvement, Limited Obligation,
University Avenue Area Off-Street Parking AD, 5.00%,
9/02/28	1,000,000	1,100,160
9/02/29	1,280,000	1,400,550
Palo Verde Community College District COP, AMBAC Insured, 5.00%,
1/01/22	1,015,000	1,053,712
1/01/23	1,065,000	1,105,406
1/01/24	1,070,000	1,110,328
Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
5.35%, 12/01/16	685,000	696,344
Poway USD, PFA Special Tax Revenue, BAM Insured, 5.00%,
10/01/31	1,700,000	1,893,868
10/01/32	1,850,000	2,037,239
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
Series A, 5.00%,
7/01/16	1,420,000	1,469,033
7/01/21	1,695,000	1,800,700
Redlands USD, GO, Election of 2002, AGMC Insured, 5.00%, 7/01/19	1,000,000	1,003,270
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding,
Assured Guaranty, 5.00%,
8/01/19	2,010,000	2,289,249
8/01/20	2,315,000	2,626,807
8/01/21	2,050,000	2,317,463
Riverside Community College District GO, Riverside and San Bernardino Counties, Refunding,
Series A, 5.00%, 8/01/27	3,550,000	4,199,721
Riverside County COP, Capital Improvement, Family Law, Refunding, Series A, NATL Insured,
5.00%, 11/01/18	1,540,000	1,563,485

42 | Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, second lien, Series D, 6.50%,
12/01/21	$940,000	$1,033,662
Desert Communities Redevelopment Project Area, second lien, Series D, 6.75%,
12/01/26	1,025,000	1,252,038
Jurupa Valley Redevelopment Project Area, Series B, 6.50%, 10/01/25	1,225,000	1,467,905
Riverside County Transportation Commission Sales Tax Revenue, Refunding, Series A, 5.25%,
6/01/25	3,500,000	4,253,410
6/01/27	4,000,000	4,784,280
Riverside Sewer Revenue, Refunding, Series A, 5.00%,
8/01/28	3,870,000	4,483,588
8/01/29	4,670,000	5,379,933
[a]The Romoland School District Special Tax, CFD No. 2004-1, Refunding, 5.00%,
9/01/27	1,000,000	1,103,800
9/01/28	1,960,000	2,146,122
9/01/29	2,130,000	2,317,312
9/01/30	2,310,000	2,497,064
9/01/31	2,495,000	2,686,267
9/01/32	2,690,000	2,882,335
Sacramento City Financing Authority Special Tax Revenue, Westlake and Regency Park,
Refunding, Series A, AGMC Insured, 5.00%, 9/01/21	1,305,000	1,500,385
Sacramento County COP, Refunding,
5.375%, 2/01/23	3,400,000	3,783,792
5.50%, 2/01/25	3,770,000	4,217,386
Sacramento County Sanitation Districts Financing Authority Revenue, Sacramento Regional
County Sanitation District, Refunding, Series A, 5.00%, 12/01/29	2,000,000	2,332,540
Sacramento County Special Tax, CFD No. 1, Improvement Area No. 1, Laguna Creek
Ranch/Elliott Ranch, Refunding, 5.00%, 9/01/20	1,510,000	1,708,716
Sacramento MUD Electric Revenue, Refunding, Series X, 5.00%, 8/15/25	10,000,000	11,697,900
San Bernardino County COP, Arrowhead Project, Refunding, Series A, 5.25%, 8/01/26	15,000,000	16,796,100
San Bernardino County Transportation Authority Revenue, Sales Tax Revenue, Series A, 5.00%,
3/01/30	2,685,000	3,102,544
3/01/31	5,090,000	5,848,003
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project,
Series A, 5.00%, 9/01/26	8,000,000	9,102,080
San Diego RDA Tax Allocation Revenue, Naval Training Center, Series A, 5.00%, 9/01/25	1,000,000	1,086,820
San Francisco BART District GO, Election of 2004, Series C, 5.00%,
8/01/27	2,640,000	3,128,030
8/01/28	3,500,000	4,121,775
San Francisco City and County Airport Commission International Airport Revenue,
Issue 34D, Refunding, Second Series, 5.25%, 5/01/26	5,425,000	6,033,793
Refunding, Second Series G, 5.00%, 5/01/23	4,970,000	5,823,846
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A, 5.00%,
4/01/24	8,400,000	9,451,092
San Francisco City and County GO, Clean and Safe Neighborhood Parks, Series B, 4.75%,
6/15/19	2,610,000	2,973,234
San Francisco City and County Public Utilities Commission Water Revenue, Refunding, 5.00%,
11/01/28	5,000,000	5,900,800
San Francisco City and County RDA Hotel Occupancy Revenue, Refunding, AGMC Insured,
5.00%, 6/01/24	10,275,000	11,785,630

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| 43

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
San Francisco City and County RDA Successor Agency Tax Allocation, Mission Bay South
Redevelopment Project, Series A, 5.00%,
8/01/30	$1,080,000	$1,195,204
8/01/34	1,110,000	1,210,466
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment, Series C, 5.875%, 8/01/25	1,000,000	1,159,130
Mission Bay South Redevelopment, Series D, 5.50%, 8/01/19	1,030,000	1,165,033
Mission Bay South Redevelopment, Series D, 6.25%, 8/01/21	1,000,000	1,137,160
Mission Bay South Redevelopment, Series D, 6.25%, 8/01/23	1,000,000	1,133,440
Mission Bay South Redevelopment, Series D, 6.00%, 8/01/25	1,465,000	1,646,484
Mission Bay South Redevelopment, Series D, 6.125%, 8/01/26	1,550,000	1,746,881
San Francisco Redevelopment Projects, Series B, 6.125%, 8/01/26	1,000,000	1,202,920
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,000,000	12,536,200
senior lien, Refunding, Series A, 5.00%, 1/15/29	10,000,000	10,951,400
San Jose RDA Tax Allocation, Merged Area Redevelopment Project,
Refunding, Series D, AMBAC Insured, 5.00%, 8/01/23	13,000,000	13,710,580
Series B, XLCA Insured, 5.00%, 8/01/26	8,000,000	8,269,680
San Luis and Delta-Mendota Water Authority Revenue, DHCCP Development Project,
Refunding, Series A, BAM Insured, 5.00%, 3/01/29	1,000,000	1,132,890
San Mateo County Transit District Revenue, Refunding, Series A, 5.00%,
6/01/28	3,000,000	3,607,560
6/01/29	4,300,000	5,133,641
6/01/30	5,000,000	5,931,200
Sanger Financing Authority Wastewater Revenue, Refunding, AGMC Insured, 5.00%,
6/15/34	7,000,000	7,839,440
Sanger USD, GO, Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.00%,
8/01/19	1,325,000	1,417,114
8/01/20	1,510,000	1,614,975
Santa Ana Community RDA Tax Allocation, Merged Project Area, Refunding, Series A, 6.00%,
9/01/22	5,000,000	5,943,100
Santa Ana USD, GO, Election of 2008, Series A, 5.25%, 8/01/25	2,000,000	2,232,460
Santa Cruz County RDA Tax Allocation, Refunding, Series A, BAM Insured, 5.00%, 9/01/29	4,475,000	5,143,252
Sequoia UHSD, GO, Refunding, 5.00%,
7/01/27	4,185,000	4,944,787
7/01/28	4,375,000	5,131,219
Sonoma-Marin Area Rail Transit District Measure Q Sales Tax Revenue, Series A, 5.00%,
3/01/25	15,410,000	18,055,897
3/01/27	11,945,000	13,835,774
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway
Environmental Center, Series A, 5.25%, 9/01/24	3,500,000	3,990,035
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A,
5.25%, 11/01/19	2,500,000	2,801,525
Southern California Public Power Authority Revenue,
Canyon Power Project, Refunding, Series A, 5.00%, 7/01/19	1,500,000	1,717,425
Southern Transmission Project, Subordinate, Refunding, Series C, 5.00%, 7/01/26	5,000,000	6,021,700
Tulare County Board of Education COP, Capital Improvement Projects, BAM Insured, 5.00%,
5/01/28	1,040,000	1,160,172
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%, 1/01/24	5,000,000	5,641,800
Tustin CRDA Tax Allocation, Housing, AGMC Insured, 5.00%,
9/01/24	1,000,000	1,150,400
9/01/25	1,000,000	1,148,280

44 | Annual Report	franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Intermediate-Term Tax-Free Income Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
University of California Revenue,
General, Series AM, 5.00%, 5/15/27	$3,000,000	$3,558,480
General, Series AM, 5.00%, 5/15/28	1,835,000	2,162,327
General, Series U, 5.00%, 5/15/19	4,060,000	4,654,831
Series S, 5.00%, 5/15/19	8,125,000	9,122,344
Series S, Pre-Refunded, 5.00%, 5/15/19	20,000	22,467
Washington Township Health Care District Revenue, Series A, 5.00%, 7/01/25	3,035,000	3,340,746
West Kern Community College District COP, AMBAC Insured, Pre-Refunded,
5.00%, 11/01/20	1,015,000	1,097,276
5.00%, 11/01/21	1,065,000	1,151,329
5.00%, 11/01/22	1,115,000	1,205,382
5.125%, 11/01/23	1,170,000	1,266,771
5.125%, 11/01/24	1,230,000	1,331,733
Whittier UHSD, GO, Capital Appreciation, Refunding, zero cpn.,
8/01/24	7,755,000	5,445,561
8/01/26	10,045,000	6,170,945
Yorba Linda RDA Tax Allocation, sub. lien, Redevelopment Project, Series A, 6.00%, 9/01/26	1,435,000	1,738,861
		1,514,943,637
U.S. Territories 2.9%
Guam 0.4%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.25%, 12/01/17	2,305,000	2,520,287
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%,
10/01/21	2,000,000	2,339,320
10/01/22	2,000,000	2,356,540
		7,216,147
Puerto Rico 2.5%
Puerto Rico Commonwealth GO, Public Improvement, AGMC Insured, 5.25%, 7/01/16	2,500,000	2,533,300
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series UU, AGMC Insured, 5.00%, 7/01/23	5,000,000	4,900,000
Series RR, NATL Insured, 5.00%, 7/01/21	5,000,000	4,936,450
Series WW, 5.375%, 7/01/23	5,000,000	2,815,650
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B, 5.25%,
12/15/26	5,000,000	2,879,700
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series M-3,
NATL Insured, 6.00%, 7/01/23	11,645,000	11,681,449
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
6.00%, 8/01/24	8,000,000	3,222,240
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 5.00%, 8/01/24	10,000,000	5,654,100
		38,622,889
Total U.S. Territories		45,839,036
Total Municipal Bonds (Cost $1,489,427,209) 100.3%		1,560,782,673
Other Assets, less Liabilities (0.3)%		(4,954,385)
Net Assets 100.0%		$1,555,828,288

See Abbreviations on 60.

aA portion or all of the security purchased on a when-issued basis. See Note 1(b).

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 45

FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Highlights
Franklin California Tax-Exempt Money Fund
			Year Ended June 30,
	2015	2014	2013	2012	2011
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	—	—	—	—	—
Net realized and unrealized gains (losses)	—	—	(—)[a]	—	—
Total from investment operations	—	—	(—)[a]	—	—
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	—%	—%	—%	—%	—%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.53%	0.53%	0.53%	0.54%	0.54%
Expenses net of waiver and payments by affiliates	0.04%	0.05%	0.12%	0.12%	0.23%
Net investment income	—%	—%	—%	—%	—%

Supplemental data
Net assets, end of year (000’s)	$666,254	$769,835	$628,480	$564,477	$563,474

aAmount rounds to less than $0.001 per share.
bTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

46 | Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE TRUST

Statement of Investments, June 30, 2015

Franklin California Tax-Exempt Money Fund
	Principal
	Amount	Value
Municipal Bonds 98.5%
California 98.5%
[a]California Infrastructure and Economic Development Bank Revenue,
American National Red Cross, Refunding, Weekly VRDN and Put, 0.07%, 9/01/34	$4,300,000	$4,300,000
Los Angeles Special Project, Series A, Weekly VRDN and Put, 0.07%, 7/01/33	6,200,000	6,200,000
[a]California PCFA, PCR,
Exxon Mobil Project, Refunding, Series 2000, Daily VRDN and Put, 0.01%, 4/01/17	18,800,000	18,800,000
Pacific Gas and Electric Co., Refunding, Series C, Daily VRDN and Put, 0.01%, 11/01/26	12,700,000	12,700,000
Pacific Gas and Electric Co., Refunding, Series E, Daily VRDN and Put, 0.01%, 11/01/26	5,000,000	5,000,000
Pacific Gas and Electric Co., Refunding, Series F, Daily VRDN and Put, 0.01%, 11/01/26	10,000,000	10,000,000
California State Department of Water Resources Revenue, TECP, 0.05%, 7/09/15	5,253,000	5,253,000
[a]California State Educational Facilities Authority Revenue,
Stanford University, Refunding, Series L-3, Weekly VRDN and Put, 0.06%, 10/01/15	7,490,000	7,490,000
Stanford University, Refunding, Series L-5, Weekly VRDN and Put, 0.06%, 10/01/17	7,900,000	7,900,000
Various, California Institute of Technology, Refunding, Series A, Weekly VRDN and Put, 0.06%,
10/01/36	1,100,000	1,100,000
Various, California Institute of Technology, Series B, Weekly VRDN and Put, 0.07%,
10/01/36	21,850,000	21,850,000
Various, Stanford University, Refunding, Series L, Weekly VRDN and Put, 0.06%, 10/01/22	10,000,000	10,000,000
[a]California State GO,
Kindergarten, Refunding, Series A3, Daily VRDN and Put, 0.01%, 5/01/34	1,400,000	1,400,000
Series A, Sub Series A-2, Daily VRDN and Put, 0.01%, 5/01/33	30,725,000	30,725,000
Series A-1, Daily VRDN and Put, 0.01%, 5/01/33	2,000,000	2,000,000
Various Purpose, Refunding, Series A, Sub Series A1-2, Weekly VRDN and Put, 0.04%,
5/01/40	9,800,000	9,800,000
[a]California State Health Facilities Financing Authority Revenue,
Children’s Hospital of Orange County, Refunding, Series C, Weekly VRDN and Put, 0.07%,
11/01/38	5,800,000	5,800,000
Children’s Hospital of Orange County, Series D, Weekly VRDN and Put, 0.07%, 11/01/34	8,500,000	8,500,000
Health Facility, Catholic Healthcare West, Series B, Weekly VRDN and Put, 0.05%, 3/01/47	11,725,000	11,725,000
Health Facility, Catholic Healthcare West, Series C, Weekly VRDN and Put, 0.05%, 3/01/47	13,000,000	13,000,000
St. Joseph Health System, Refunding, Series B, Daily VRDN and Put, 0.01%, 7/01/41	26,975,000	26,975,000
[a]California State HFAR,
MF, Montecito Village, Series B, FHLMC Insured, Weekly VRDN and Put, 0.06%, 4/01/43	6,325,000	6,325,000
MFH III, Series A, Weekly VRDN and Put, 0.05%, 8/01/40	4,925,000	4,925,000
[a]California State Municipal Finance Authority Revenue, Chevron USA Inc. Project, Recovery Zone
Bonds,
Series A, Daily VRDN and Put, 0.01%, 11/01/35	5,500,000	5,500,000
Series B, Daily VRDN and Put, 0.01%, 11/01/35	21,700,000	21,700,000
[a]California Statewide CDA Revenue, John Muir Health, Refunding,
Series A, Daily VRDN and Put, 0.02%, 8/15/36	7,835,000	7,835,000
Series C, Daily VRDN and Put, 0.01%, 8/15/27	19,100,000	19,100,000
[a]Calleguas-Las Virgenes PFAR, Municipal Water District Project, Refunding, Series A,
Weekly VRDN and Put, 0.07%, 7/01/37	22,765,000	22,765,000
[a]East Bay MUD Water System Revenue, Alameda and Contra Costa Counties, Refunding,
Series A-1, Weekly VRDN and Put, 0.06%, 6/01/38	12,350,000	12,350,000
[a]Hillsborough COP, Refunding, Series A, Weekly VRDN and Put, 0.07%, 6/01/30	2,900,000	2,900,000
[a]Irvine 1915 Act Special Assessment, Limited Obligation Improvement,
AD No. 94-13, Daily VRDN and Put, 0.02%, 9/02/22	3,219,000	3,219,000
AD No. 94-15, Refunding, Daily VRDN and Put, 0.02%, 9/02/20	2,640,000	2,640,000
AD No. 97-16, Daily VRDN and Put, 0.02%, 9/02/22	6,300,000	6,300,000

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| 47

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS

Franklin California Tax-Exempt Money Fund (continued)
	Principal
	Amount	Value
Municipal Bonds (continued)
California (continued)
[a]Irvine Ranch Water District GO, ID, Consolidated, Series B, Daily VRDN and Put, 0.01%,
10/01/41	$27,840,000	$27,840,000
[a]Los Angeles County Housing Authority MFHR,
Canyon Country Villas Project, Series H, Weekly VRDN and Put, 0.07%, 12/01/32	7,300,000	7,300,000
Malibu Meadows II Project, Refunding, Series C, Weekly VRDN and Put, 0.07%, 4/15/28	10,600,000	10,600,000
Malibu Meadows Project, Refunding, Series B, FNMA Insured, Weekly VRDN and Put, 0.06%,
4/15/28	9,425,000	9,425,000
[a]Los Angeles County MFMR, Housing, Valencia Housing Project, Series C, FHLMC Insured,
Weekly VRDN and Put, 0.07%, 4/01/31	12,325,000	12,325,000
[b]Los Angeles County Revenue, TRAN, 5.00%, 6/30/16	4,000,000	4,187,320
[a]Los Angeles Department of Water and Power Revenue,
Refunding, Series B, Sub Series B-2, Weekly VRDN and Put, 0.04%, 7/01/34	10,700,000	10,700,000
Various, Series B, Sub Series B-3, Daily VRDN and Put, 0.01%, 7/01/34	15,650,000	15,650,000
Water System, Refunding, Sub Series B-1, Weekly VRDN and Put, 0.06%, 7/01/35	8,100,000	8,100,000
Water System, Series B, Sub Series B-2, Daily VRDN and Put, 0.01%, 7/01/35	16,700,000	16,700,000
[b]Los Angeles GO, TRAN, 2.00%, 6/30/16	15,000,000	15,245,550
Los Angeles Wastewater System Revenue, TECP, 0.12%, 9/16/15	10,000,000	10,000,000
[a]The Metropolitan Water District of Southern California Water Revenue, Refunding,
Series B-3, Daily VRDN and Put, 0.01%, 7/01/35	9,900,000	9,900,000
Series D, Weekly VRDN and Put, 0.06%, 7/01/35	17,900,000	17,900,000
[a]Oceanside MFHR, Shadow Way Apartments Project, Weekly VRDN and Put, 0.07%, 3/01/49	7,425,000	7,425,000
[a]Orange County Apartment Development Revenue, Park Ridge Villas, Issue 1, Refunding,
FNMA Insured, Weekly VRDN and Put, 0.06%, 11/15/28	9,100,000	9,100,000
[a]Orange County Housing Authority MF Apartment Development Revenue, Lantern Pines Project,
Series CC, FNMA Insured, Weekly VRDN and Put, 0.08%, 12/01/27	4,145,000	4,145,000
[a]Sacramento MUD Electric Revenue, sub. bond, Refunding, Series K, Weekly VRDN and Put,
0.08%, 8/15/28	23,000,000	23,000,000
[a]San Diego County Regional Transportation Commission Sales Tax Revenue,
Limited Tax, Refunding, Series A, Weekly VRDN and Put, 0.07%, 4/01/38	5,000,000	5,000,000
Refunding, Series D, Weekly VRDN and Put, 0.06%, 4/01/38	20,305,000	20,305,000
[a]San Francisco City and County Finance Corp. Revenue, Moscone Center, Refunding, Series 1,
Weekly VRDN and Put, 0.06%, 4/01/30	4,775,000	4,775,000
[a]Santa Clara County Financing Authority Lease Revenue, Valley Medical Center Facilities
Replacement Project, Series B, Weekly VRDN and Put, 0.12%, 11/15/25	19,000,000	19,000,000
[a]Santa Clara County MFHR, The Grove Garden Apartments, Refunding, Series A, Weekly VRDN
and Put, 0.06%, 2/15/27	2,200,000	2,200,000
[a]Santa Clara Valley Transportation Authority Sales Tax Revenue, Refunding,
Series A, Weekly VRDN and Put, 0.04%, 6/01/26	15,495,000	15,495,000
Series C, Weekly VRDN and Put, 0.07%, 6/01/26	6,790,000	6,790,000
[a]University of California Revenue,
General, Refunding, Series A, Weekly VRDN and Put, 0.06%, 5/15/48	8,000,000	8,000,000
General, Series AL-1, Weekly VRDN and Put, 0.04%, 5/15/48	13,800,000	13,800,000
Regents, General, Refunding, Series AL-3, Weekly VRDN and Put, 0.06%, 5/15/48	5,000,000	5,000,000
Total Municipal Bonds (Cost $655,984,870) 98.5%		655,984,870
Other Assets, less Liabilities 1.5%		10,269,535
Net Assets 100.0%		$666,254,405

See Abbreviations on 60.
aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.
bSecurity purchased on a when-issued basis. See Note 1(b).

48 | Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

	FRANKLIN CALIFORNIA TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities
June 30, 2015

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Tax-Exempt
	Income Fund	Income Fund	Money Fund
Assets:
Investments in securities:
Cost	$1,522,807,471	$1,489,427,209	$655,984,870
Value	$1,697,817,902	$1,560,782,673	$655,984,870
Cash	2,592,053	2,744,442	30,134,163
Receivables:
Investment securities sold	—	145,811	—
Capital shares sold	210,980	3,259,447	45,155
Interest	22,276,805	18,338,174	26,837
Other assets	773	651	—
Total assets	1,722,898,513	1,585,271,198	686,191,025
Liabilities:
Payables:
Investment securities purchased	5,449,800	24,478,144	19,432,870
Capital shares redeemed	2,438,986	2,881,026	438,129
Management fees	662,119	605,567	3,904
Distribution fees	432,708	414,963	—
Transfer agent fees	102,746	146,855	10,150
Distributions to shareholders	1,217,464	828,667	—
Accrued expenses and other liabilities	76,551	87,688	51,567
Total liabilities	10,380,374	29,442,910	19,936,620
Net assets, at value	$1,712,518,139	$1,555,828,288	$666,254,405
Net assets consist of:
Paid-in capital	$1,565,280,643	$1,504,125,468	$666,258,770
Undistributed net investment income	3,928,245	1,047,889	—
Net unrealized appreciation (depreciation)	175,010,431	71,355,464	—
Accumulated net realized gain (loss)	(31,701,180)	(20,700,533)	(4,365)
Net assets, at value	$1,712,518,139	$1,555,828,288	$666,254,405
Class A:
Net assets, at value	$1,473,195,198	$888,213,367	$666,254,405
Shares outstanding	113,676,803	73,933,802	666,220,169
Net asset value per share[a]	$12.96	$12.01	$1.00
Maximum offering price per share (net asset value per share ÷ 95.75%,
97.75% and 100%, respectively)	$13.54	$12.29	$1.00
Class C:
Net assets, at value	$188,724,276	$243,664,056
Shares outstanding	14,355,286	20,209,849
Net asset value and maximum offering price per share[a]	$13.15	$12.06
Advisor Class:
Net assets, at value	$50,598,665	$423,950,865
Shares outstanding	3,897,708	35,211,132
Net asset value and maximum offering price per share	$12.98	$12.04

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Annual Report | 49

FRANKLIN CALIFORNIA TAX-FREE TRUST
FINANCIAL STATEMENTS

Statements of Operations
for the year ended June 30, 2015

		Franklin
	Franklin	California	Franklin
	California	Intermediate-Term	California
	Insured Tax-Free	Tax-Free	Tax-Exempt
	Income Fund	Income Fund	Money Fund
Investment income:
Interest	$81,622,050	$51,873,737	$257,406
Expenses:
Management fees (Note 3a)	8,218,363	6,933,514	3,210,689
Distribution fees: (Note 3c)
Class A	1,389,023	872,091	—
Class C	1,284,362	1,537,845	—
Transfer agent fees: (Note 3e)
Class A	406,453	322,560	96,583
Class C	52,619	87,466	—
Advisor Class	13,188	134,514	—
Custodian fees	15,690	12,891	5,807
Reports to shareholders	37,859	50,838	15,078
Registration and filing fees	12,432	16,858	6,160
Professional fees	46,696	66,823	38,056
Trustees’ fees and expenses	41,105	32,743	15,282
Other	92,086	124,673	68,041
Total expenses	11,609,876	10,192,816	3,455,696
Expenses waived/paid by affiliates (Note 3f)	—	—	(3,198,290)
Net expenses	11,609,876	10,192,816	257,406
Net investment income	70,012,174	41,680,921	—
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	10,015,348	(628,768)	—
Net change in unrealized appreciation (depreciation) on investments	15,104,506	(3,042,601)	—
Net realized and unrealized gain (loss)	25,119,854	(3,671,369)	—
Net increase (decrease) in net assets resulting from operations	$95,132,028	$38,009,552	$—

50 | Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN CALIFORNIA TAX-FREE TRUST
			FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin California		Franklin California
	Insured		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended June 30,		Year Ended June 30,
	2015	2014	2015	2014
Increase (decrease) in net assets:
Operations:
Net investment income	$70,012,174	$80,384,234	$41,680,921	$38,973,716
Net realized gain (loss)	10,015,348	(20,976,628)	(628,768)	(8,735,435)
Net change in unrealized appreciation (depreciation)	15,104,506	77,602,518	(3,042,601)	38,761,316
Net increase (decrease) in net assets resulting
from operations	95,132,028	137,010,124	38,009,552	68,999,597
Distributions to shareholders from:
Net investment income:
Class A	(61,337,132)	(67,683,085)	(25,141,316)	(25,695,385)
Class C	(6,728,574)	(7,986,760)	(5,480,837)	(5,419,967)
Advisor Class	(2,036,096)	(2,162,579)	(10,831,901)	(7,076,343)
Total distributions to shareholders	(70,101,802)	(77,832,424)	(41,454,054)	(38,191,695)
Capital share transactions: (Note 2)
Class A	(91,540,923)	(285,386,020)	35,966,780	48,059,078
Class C	(16,118,495)	(73,679,279)	24,889,071	16,750,665
Advisor Class	3,560,156	(17,076,695)	173,060,786	28,756,066
Total capital share transactions	(104,099,262)	(376,141,994)	233,916,637	93,565,809
Net increase (decrease) in net assets	(79,069,036)	(316,964,294)	230,472,135	124,373,711
Net assets:
Beginning of year	1,791,587,175	2,108,551,469	1,325,356,153	1,200,982,442
End of year	$1,712,518,139	$1,791,587,175	$1,555,828,288	$1,325,356,153
Undistributed net investment income included in net assets:
End of year	$3,928,245	$4,436,140	$1,047,889	$822,949

			Franklin California
			Tax-Exempt
			Money Fund
			Year Ended June 30,
			2015	2014
Increase (decrease) in net assets:
Net investment income from operations			$—	$—
Capital share transactions (Note 2)			(103,580,522)	141,354,537
Net increase (decrease) in net assets			(103,580,522)	141,354,537
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year			769,834,927	628,480,390
End of year			$666,254,405	$769,834,927

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FRANKLIN CALIFORNIA TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin California Insured Tax-Free Income Fund closed to all new investments (other than reinvestment of dividends or capital gain distributions) at the close of market on March 1, 2013.

Class A
Franklin California Tax-Exempt Money Fund

Class A, Class C & Advisor Class
Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ admin istrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value.

In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Securities in Franklin California Tax-Exempt Money Fund are valued at amortized cost, which approximates fair value. Amortized cost is an income-based approach which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally

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NOTES TO FINANCIAL STATEMENTS

purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2015, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At June 30, 2015, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds’ shares were as follows:

	Franklin California		Franklin California
	Insured		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended June 30, 2015
Shares sold	334,866	$4,375,341	15,967,054	$194,074,038
Shares issued in reinvestment of distributions	3,632,312	47,448,240	1,624,336	19,747,152
Shares redeemed	(10,997,127)	(143,364,504)	(14,668,226)	(177,854,410)
Net increase (decrease)	(7,029,949)	$(91,540,923)	2,923,164	$35,966,780
Year ended June 30, 2014
Shares sold	280,922	$3,462,988	23,502,446	$275,365,841
Shares issued in reinvestment of distributions	4,234,911	52,258,735	1,697,525	19,976,610
Shares redeemed	(27,900,930)	(341,107,743)	(21,137,476)	(247,283,373)
Net increase (decrease)	(23,385,097)	$(285,386,020)	4,062,495	$48,059,078
Class C Shares:
Year ended June 30, 2015
Shares sold	42,836	$567,344	4,851,604	$59,189,587
Shares issued in reinvestment of distributions	405,767	5,375,270	328,292	4,005,225
Shares redeemed	(1,666,891)	(22,061,109)	(3,144,493)	(38,305,741)
Net increase (decrease)	(1,218,288)	$(16,118,495)	2,035,403	$24,889,071
Year ended June 30, 2014
Shares sold	103,909	$1,283,108	5,679,308	$66,786,308
Shares issued in reinvestment of distributions	511,948	6,398,119	324,365	3,829,850
Shares redeemed	(6,581,440)	(81,360,506)	(4,591,511)	(53,865,493)
Net increase (decrease)	(5,965,583)	$(73,679,279)	1,412,162	$16,750,665
Advisor Class Shares:
Year ended June 30, 2015
Shares sold	895,327	$11,662,412	21,278,440	$258,881,264
Shares issued in reinvestment of distributions	119,711	1,566,857	653,173	7,961,167
Shares redeemed	(743,345)	(9,669,113)	(7,697,432)	(93,781,645)
Net increase (decrease)	271,693	$3,560,156	14,234,181	$173,060,786
Year ended June 30, 2014
Shares sold	951,336	$11,770,027	11,004,760	$129,546,311
Shares issued in reinvestment of distributions	135,076	1,667,140	378,193	4,463,084
Shares redeemed	(2,492,413)	(30,513,862)	(9,001,091)	(105,253,329)
Net increase (decrease)	(1,406,001)	$(17,076,695)	2,381,862	$28,756,066

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Franklin California
Tax-Exempt
Money Fund
Amount

Class A Shares:
Year ended June 30, 2015
Shares sold	$376,299,974
Shares redeemed	(479,880,496)
Net increase (decrease)	$(103,580,522)
Year ended June 30, 2014
Shares sold	$392,944,653
Shares redeemed	(251,590,116)
Net increase (decrease)	$141,354,537

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and Franklin California Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board for Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the funds’ Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term
	Income Fund	Tax-Free Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin California	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term	Tax-Exempt
	Income Fund	Tax-Free Income Fund	Money Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$1,607	$127,512	$—
CDSC retained	$—	$49,303	$7,424

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended June 30, 2015, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin California	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term	Tax-Exempt
	Income Fund	Tax-Free Income Fund	Money Fund

Transfer agent fees	$184,869	$153,572	$68,552

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f. Waiver and Expense Reimbursements

In efforts to prevent a negative yield for Franklin California Tax-Exempt Money Fund, Advisers has voluntarily agreed to waive or limit its fees, assume as its own expense certain expenses otherwise payable by the fund and if necessary, make a capital infusion into the fund. These waivers, expense reimbursements and capital infusions are voluntary and may be modified or discontinued by Advisers at any time, and without further notice. There is no guarantee that the fund will be able to avoid a negative yield.

g. Other Affiliated Transactions

At June 30, 2015, an interested board member of the Trust owned 71.31% of Franklin California Tax-Exempt Money Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At June 30, 2015, capital loss carryforwards were as follows:

	Franklin California	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term	Tax-Exempt
	Income Fund	Tax-Free Income Fund	Money Fund
Capital loss carryforwards subject to expiration:
2016	$—	$154,257	$2,546
2017	1,446,203	5,166,158	—
2018	—	1,396,013	—
2019	7,062,310	2,006,118	—
Capital loss carryforwards not subject to expiration:
Short term	23,192,667	7,814,614	1,819
Long term	—	4,163,375	—
Total capital loss carryforwards	$31,701,180	$20,700,535	$4,365

During the year ended June 30, 2015, Franklin California Insured Tax-Free Income Fund utilized $10,433,615 of capital loss carryforwards.

On June 30, 2015, Franklin California Intermediate-Term Tax-Free Income Fund had expired capital loss carryforwards of $1,083,972, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended June 30, 2015 and 2014, was as follows:
	Franklin California		Franklin California
		Insured	Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	2015	2014	2015	2014
Distributions paid from tax exempt income	$70,101,802	$77,832,424	$41,454,054	$38,191,695

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NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (continued)

At June 30, 2015, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin California	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term	Tax-Exempt
	Income Fund	Tax-Free Income Fund	Money Fund
Cost of investments	$1,521,925,131	$1,489,056,930	$655,984,870

Unrealized appreciation	$181,165,037	$89,765,928	$—
Unrealized depreciation	(5,272,266)	(18,040,185)	—
Net unrealized appreciation (depreciation)	$175,892,771	$71,725,743	$—

Distributable earnings – undistributed tax exempt
income	$4,263,370	$1,506,874	$—

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and bond workout expenditures.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended June 30, 2015, were as follows:

	Franklin California	Franklin California
	Insured Tax-Free	Intermediate-Term
	Income Fund	Tax-Free Income Fund

Purchases	$205,809,569	$376,566,225
Sales	$298,403,229	$69,292,928

6. Concentration of Risk

Each of the Funds invests a large percentage of its total assets in obligations of issuers within California. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. Credit Facility

Franklin California Insured Tax-Free Income Fund and Franklin Intermediate-Term Tax-Free Income Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 12, 2016. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended June 30, 2015, the Funds did not use the Global Credit Facility.

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8. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such financial instruments were valued using Level 2 inputs.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2015, all of the Funds’ investments in financial instruments carried at fair value were valued using Level 2 inputs.

9. Money Fund Reform

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market mutual funds under the 1940 Act, to reform the structure and operations of these funds. The amendments will require certain money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). It will also allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. Management is continuing to evaluate the impact of these rule amendments. Compliance dates for the various amendments become effective at various dates through October 2016.

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations
Selected Portfolio
1915 ACT	Improvement Bond Act of 1915	ID	Improvement District
ABAG	The Association of Bay Area Governments	MF	Multi-Family
AD	Assessment District	MFH	Multi-Family Housing
AGMC	Assured Guaranty Municipal Corp.	MFHR	Multi-Family Housing Revenue
AMBAC	American Municipal Bond Assurance Corp.	MFMR	Multi-Family Mortgage Revenue
BAM	Build America Mutual Assurance Co.	MTA	Metropolitan Transit Authority
BART	Bay Area Rapid Transit	MUD	Municipal Utility District
BHAC	Berkshire Hathaway Assurance Corp.	NATL	National Public Financial Guarantee Corp.
CDA	Community Development Authority/Agency	PBA	Public Building Authority
CFD	Community Facilities District	PCFA	Pollution Control Financing Authority
COP	Certificate of Participation	PCR	Pollution Control Revenue
CRDA	Community Redevelopment Authority/Agency	PFA	Public Financing Authority
ETM	Escrow to Maturity	PFAR	Public Financing Authority Revenue
FGIC	Financial Guaranty Insurance Co.	RDA	Redevelopment Agency/Authority
FHA	Federal Housing Authority/Agency	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage Corp.	TECP	Tax-Exempt Commercial Paper
FICO	Financing Corp.	TRAN	Tax and Revenue Anticipation Note
FNMA	Federal National Mortgage Association	UHSD	Unified/Union High School District
GNMA	Government National Mortgage Association	USD	Unified/Union School District
GO	General Obligation	XLCA	XL Capital Assurance
HFAR	Housing Finance Authority Revenue

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund (the funds constituting the Franklin California Tax-Free Trust, hereafter referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 17, 2015

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended June 30, 2015. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2016, shareholders will be notified of amounts for use in preparing their 2015 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1985	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since October	119	Avis Budget Group Inc. (car rental)
One Franklin Parkway		2014		(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing commu-
				nications services) (2011-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Founding Partner and Senior Managing Director, Strategic Investment Group (investment management group) (1987-present); director of various companies; and formerly, Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2006	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				RTI International Metals, Inc. (manu-
				facture and distribution of titanium)
				(1999-present), Canadian National
				Railway (railroad) (2001-present),
				White Mountains Insurance Group, Ltd.
				(holding company) (2004-present) and
				H.J. Heinz Company (processed foods
				and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation
One Franklin Parkway				(aircraft financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and
formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	145	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012),
San Mateo, CA 94403-1906				The Southern Company (energy
company) (2014-present; previously
2010-2012) and Graham Holdings
Company (education and media
organization) (2011-present).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Visiting Professor, University of Georgia School of Law (2004); and Deputy
Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	119	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since 2008

Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2007	162	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and Vice Chairman, Investment Company Institute.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Rupert H. Johnson, Jr. (1940) Chairman of		Since 2013	145	None
One Franklin Parkway	the Board
San Mateo, CA 94403-1906	and Trustee
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer
and Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin
Templeton Companies, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South; Vice President,
Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex.
These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective April 30, 2015, Sam Ginn ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has deter-
mined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The
Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such back-
ground and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an under-
standing of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 24, 2015, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also noted that at the February meetings each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.

The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager noting the changes taking place in the nature of transfer agency services throughout the industry and regulatory initiatives in this area, and the continual enhancements to the Franklin Templeton website.

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Particular attention was given to management’s conservative approach and diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

Franklin California Insured Tax-Free Income Fund – The Lipper report for this Fund showed the investment performance of its Class A shares during 2014 and the previous 10 years ended December 31, 2014, in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report showed that the Fund’s income return during 2014 was in the highest quintile of its performance universe and for the previous three-, five- and 10-year periods on an annualized basis was in the second-highest quintile of its performance universe. The Lipper report also showed that the Fund’s total return during 2014 was in the second-highest performing quintile of its performance universe, and on an annualized basis was in the second-highest quintile of such universe for the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report and noted its income-oriented investment objective.

Franklin California Intermediate-Term Tax-Free Income Fund – The Lipper report for this Fund showed the investment performance of its Class A shares during 2014 and the previous 10 years ended December 31, 2014, in comparison with a performance universe consisting of all retail and institutional California intermediate municipal debt funds as selected by Lipper. Such Lipper report comparison showed that the Fund’s income return in 2014 was in the highest quintile of such performance universe, and on an annualized basis was also in the highest quintile of such universe for the previous three-, five- and 10-year periods. The Lipper report showed that the Fund’s total return during 2014 was in the highest quintile of its performance universe and on an annualized basis was in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative performance as set forth in the Lipper report.

Franklin California Tax-Exempt Money Fund – The Lipper report for this Fund showed its investment performance during 2014 and the 10-year period ended December 31, 2014, in comparison to a performance universe consisting of all retail and institutional California tax-exempt money market funds as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-lowest quintile of its performance universe during 2014, and to be in the lowest quintile of such universe in each of the previous three- and five-year periods, and the second-lowest quintile in the previous 10-year period on an annualized basis. In discussing such performance, management explained that it reflected the Fund’s conservative policy of focusing on safety and liquidity by investing primarily in short-term securities, with its portfolio having no derivative holdings or investments in non-rated securities or securities subject to the alternative minimum tax, which generally offer higher yields. The Board found such performance acceptable in view of such factors, noting that the Fund’s expenses were subsidized by management to avoid net asset value falling below one dollar per share and that the median return within the Lipper performance universe for the one-year period was one basis point.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual

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SHAREHOLDER INFORMATION

Board Review of Investment Management

Agreement (continued) investment management fee in comparison with the contractual investment management fee rate that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of such group. The Lipper contractual investment management fee analysis includes administrative fees as being part of management fees and total expenses for comparative consistency were shown by Lipper for Fund Class A shares in the case of Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund. The Lipper report for Franklin California Insured Tax-Free Income Fund showed that its contractual investment fee rate was at the median and that its actual total expense ratio was below the median of its Lipper expense group. The Lipper report for Franklin California Intermediate-Term Tax-Free Income Fund also showed that both its contractual investment fee rate and its actual total expense ratio were below the median of its Lipper expense group. The Board was satisfied with the management fees and total expenses of these two Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin California Tax-Exempt Money Fund showed its contractual investment management fee to be less than one basis point higher than its Lipper expense group median, while its actual total expense ratio was below the median of such expense group. The Board was satisfied with the comparative expenses of this Fund as shown in the Lipper report, noting that the Fund’s expenses were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2014, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided, also noting with respect to Franklin California Tax-Exempt Money Fund that expenses were being subsidized by management.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management

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services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The management fee structure, including administrative expenses for each Fund provides for a fee of 0.625% on the first $100 million of net assets; 0.50% on the next $150 million of net assets; 0.45% on net assets in excess of $250 million; with additional breakpoints thereafter beginning at the $7.5 billion net asset level. At December 31, 2014, the net assets of Franklin California Insured Tax-Free Income Fund stood at approximately $1.8 billion, and those of Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund were approximately $1.5 billion and $620 million, respectively. In discussing these fee levels, management’s position was that the existing fee rate reaches a low level quickly, which anticipates economies of scale as assets grow, and in support of such position pointed out the effective management fee rate and low total actual expense comparisons for these Funds within their Lipper expense groups as previously discussed under “Comparative Expenses.” The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for these three Funds provides a sharing of benefits with each Fund and its shareholders. The Board also noted the fact that management was subsidizing the expenses of Franklin California Tax-Exempt Money Fund.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $92,499 for the fiscal year ended June 30, 2015 and $98,040 for the fiscal year ended June 30, 2014.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended June 30, 2015 and $6,930 for the fiscal year ended June 30, 2014.  The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting to foreign governments and requirements on local country’s self-certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended June 30, 2015 and $1,115 for the fiscal year ended June 30, 2014.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $229,400 for the fiscal year ended June 30, 2015 and $158,621 for the fiscal year ended June 30, 2014. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $229,400 for the fiscal year ended June 30, 2015 and $166,666 for the fiscal year ended June 30, 2014.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.              N/A

Item 6. Schedule of Investments.                            N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.              N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                        N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.             N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  August 27, 2015

By /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  August 27, 2015